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                            PARTICIPATION AGREEMENT
                                 By and Among
                      GENWORTH LIFE INSURANCE OF NEW YORK
                                      And
                          GE INVESTMENTS FUNDS, INC.
                                      And
                       GE INVESTMENT DISTRIBUTORS, INC.
                                      And
                       GE ASSET MANAGEMENT INCORPORATED

   THIS PARTICIPATION AGREEMENT (this "Agreement"), made and entered into this 1st day of May, 2006, by and among GENWORTH LIFE INSURANCE OF NEW YORK, organized under the laws of the Commonwealth of Virginia (the "Company"), on its own behalf and on behalf of each segregated asset account of the Company named in Schedule 1 (Registered Accounts) and Schedule 2 (Unregistered Accounts) to this Agreement as may be amended from time to time (each account individually referred to as an "Account" and collectively referred to as the "Accounts"), GE INVESTMENTS FUNDS, INC., an open-end management investment company organized under the laws of the Commonwealth of Virginia (the "Fund") on its own behalf and on behalf of the Portfolios named in Schedule 3 (Portfolios) to this Agreement (each portfolio individually referred to as a "Portfolio" and collectively referred to as the "Portfolios"); GE INVESTMENT DISTRIBUTORS, INC., a corporation organized under the laws of the State of Delaware (the "Distributor"); and GE ASSET MANAGEMENT INCORPORATED, a corporation organized under the laws of the State of Delaware (the "Adviser").

   WHEREAS, the Fund engages in business as an open-end management investment company and was established for the purpose of serving as the investment vehicle for separate accounts established for variable life insurance contracts and variable annuity contracts to be offered by insurance companies that have entered into participation agreements similar to this Agreement (the "Participating Insurance Companies") and for qualified pension and retirement plans; and

   WHEREAS, the Fund has received an order from the Securities & Exchange Commission (the "SEC") granting Participating Insurance Companies and variable life insurance separate accounts relief from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit Fund shares of a Portfolio to be sold to and held by variable annuity separate accounts and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and qualified pension and retirement plans outside of the separate account context (the "Mixed and Shared Funding Exemptive Order"); and

   WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares of stock representing an interest in the Portfolio(s) shown on Schedule 3 (the "Shares") are registered under the Securities Act of 1933, as amended (the "1933 Act"); and

   WHEREAS, the Company has registered each Account listed on Schedule 1 as a unit investment trust under the 1940 Act; and

   WHEREAS, each Account listed on Schedule 2 is excluded from the definition of an investment company as provided for by Section 3(c)(11) of the 1940 Act; and

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   WHEREAS, the Company issues certain other variable life insurance and variable annuity policies (the "Contracts") set forth in Schedule 4 (Registered Contracts), interests under which have been or will be registered under the 1933 Act; and

   WHEREAS, the Company issues certain other variable annuity contracts (also hereinafter included within the term "Contracts") to trustees of both qualified pension and profit-sharing plans and certain government employee benefit plans as identified in Section 3(a)(2) of the 1933 Act, set forth in Schedule 5 (Exempt Contracts) hereto; and

   WHEREAS, the Company may issue certain variable annuity insurance contracts (also hereinafter included within the term "Contracts") set forth in Schedule 6 (Contracts with Accredited Investors), for sale to "accredited investors" as that term is defined in Regulation D promulgated under the 1933 Act (hereinafter "Regulation D"), or other investors permitted by Regulation D; and

   WHEREAS, each Account listed on Schedule 7 is excluded from the definition of an investment company as provided by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act; and

   WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the Commonwealth of Virginia, to set aside and invest assets attributable to the Contracts; and

   WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase Shares of the Portfolios named in
Schedule 3, as such schedule may be amended from time to time on behalf of the Accounts to fund the Contracts, and the Fund is authorized to sell such Shares to the Accounts at net asset value.

   NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, the Portfolios, the Distributor and the Adviser agree as follows:

ARTICLE I. Sale of Shares

1.1. Subject to Article X hereof, the Fund agrees to make available to the Company for purchase on behalf of the Accounts, Shares of those Portfolios listed on Schedule 3 to this Agreement, such purchases to be effected at net asset value in accordance with Section 1.3 hereof. Notwithstanding the foregoing:

   (a) Portfolios (other than those listed on Schedule 3) in existence now or that may be established in the future will be made available to the Company only as the Fund may so provide, and

   (b) The board of directors of the Fund (the "Board") may suspend or terminate the offering of the Shares of any Portfolio or class thereof, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state securities laws, suspension or termination is necessary and in the best interests of the shareholders of such Portfolio.

1.2. The Fund shall redeem, at the Company's request, any full or fractional Shares held by the Company on behalf of an Account, such redemptions to be effected at net asset value in accordance with Section 1.3 of this Agreement. Notwithstanding the foregoing, the Fund may delay redemption of Shares to the extent permitted by the 1940 Act, and any rules, regulations or orders thereunder.

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1.3. Purchase and Redemption Procedures

   (a) The Fund hereby appoints the Company as its agent for the limited purpose of receiving purchase and redemption requests on behalf of the Accounts listed on Schedules 1, 2 and 7, where permitted by applicable law, for Shares made available hereunder, based on allocations of amounts to such Accounts or subaccounts thereof under the Contracts listed in Schedules 4, 5 and 6 and other transactions relating to such Contracts or such Accounts; provided, however, that if applicable law is amended in the future to prevent the foregoing, the Company shall only act as the Fund's agent for the limited purpose of receiving purchase and redemption requests on behalf of the Accounts listed on Schedule 1 (but not on behalf of the Accounts listed on Schdules 2 and 7 or with respect to any Shares that may be held in the general account of the Company). Receipt of any such request (or relevant transactional information therefor), by the Company as such limited agent of the Fund, on any day the New York Stock Exchange ("NYSE") is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC (a "Business Day") prior to the time that the Fund ordinarily calculates its net asset value as described from time to time in the Fund's prospectus (which as of the date of execution of this Agreement is the close of regular trading on the NYSE) shall constitute receipt by the Fund on that same Business Day, provided that:

       (i) if the Company transmits such request to the Fund via the National Securities Clearing Corporation's (the "NSCC") Defined Contribution Clearance & Settlement ("DCC&S") platform, such request must be received by the Company by the close of regular trading on the NYSE (or such reasonably earlier time designated by the Company in response to a change by the NSCC in the deadline for receipt of requests via its DCC&S platform) and must be transmitted by the Company to the Fund by the deadline designated by the NSCC pursuant to Rule 22c-1 of the 1940 Act (which as of the date of execution of this Agreement is 6:00 a.m. Eastern Time on the next following Business Day); or

       (ii) if the Company transmits such request to the Fund through means other than the DCC&S platform (e.g., by fax), such request must be received by the Fund by 9:00 a.m. Eastern Time on the next following Business Day.

   With regard to purchase and redemptions of Shares under this Section 1.3(a), the Company is solely responsible for ensuring that each such purchase or redemption is the net result of requests from Contract owners for Contract transactions received by it or its duly designated agent each Business Day before the time(s) that the Fund calculates its net asset value.

   (b) The Company shall pay for Shares on the same day that it notifies the Fund of a purchase request for such Shares. Payment for Shares shall be made in federal funds transmitted to the Fund by wire to be received by the Fund by 1:00 p.m. Eastern Time on the day the Fund is notified of the purchase request for Shares (unless the Fund determines and so advises the Company that sufficient proceeds are available from redemption of Shares of other Portfolios effected pursuant to redemption requests tendered by the Company on behalf of an Account). Upon receipt of federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

   (c) Payment for Shares redeemed by the Company on behalf of an Account shall be made in federal funds transmitted by wire to the Company or any other designated person on the next Business Day after the Fund is properly notified of the redemption order of such Shares (unless

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   redemption proceeds are to be applied to the purchase of Shares of other
   Portfolios in accordance with Section 1.3(b) of this Agreement), except that the Fund reserves the right to delay payment of redemption proceeds to the extent permitted under Section 22(e) of the 1940 Act and any rules thereunder, and to make payment in any manner permitted under the procedures and policies of the Fund as described in the then current registration statement. The Fund shall not bear any responsibility whatsoever for the proper disbursement or crediting of redemption proceeds by the Company; the Company alone shall be responsible for such action.

   (d) Any purchase or redemption request for Shares held or to be held in the Company's general account shall be effected at the closing net asset value per Share next determined after the Fund's receipt of such request, provided that, in the case of a purchase request, payment for Shares so requested is received by the Fund in federal funds prior to close of business for determination of such value, as defined from time to time in the Fund Prospectus.

1.4. The Fund shall use its best efforts to make the closing net asset value per Share for each Portfolio available to the Company by 6:30 p.m. Eastern Time each Business Day, and in any event, as soon as reasonably practicable after the closing net asset value per Share for such Portfolio is calculated, and shall calculate such closing net asset value in accordance with the Fund's Prospectus. In the event the Fund is unable to make the 6:30 p.m. deadline stated herein, it shall provide additional time for the Company to place orders for the purchase and redemption of Shares. Such additional time shall be equal to the additional time, which the Fund takes to make the closing net asset value available to the Company. Neither the Fund, any Portfolio, the Distributor, the Adviser, nor any of their affiliates shall be liable for any information provided to the Company pursuant to this Agreement which information is based on incorrect information supplied by the Company or any other Participating Insurance Company to the Fund, the Distributor or the Adviser. Neither the Company nor any of its affiliates shall be liable for any information provided to the Fund, the Distributor or the Adviser pursuant to this Agreement which information is based on incorrect information supplied by the Fund, the Distributor, or the Adviser to the Company. Any material error in the calculation or reporting of the closing net asset value per Share shall be reported immediately upon discovery to the Company. In such event the Company shall be entitled to an adjustment to the number of Shares purchased or redeemed to reflect the correct closing net asset value per Share and the Fund shall bear the cost of correcting such errors; provided, however, that if such errors is directly caused by the Company's breach of this Agreement or its willful misconduct or negligence in the performance of, or failure to perform, its obligations hereunder, the Company shall be liable for such cost of correcting such errors. Any error of a lesser amount shall be corrected in the next Business Day's net asset value per Share.

1.5. The Company, on its behalf and on behalf of each Account, hereby elects to receive all dividends and distributions as are payable on any Shares in the form of additional Shares of that Portfolio. The Company reserves the right, on its behalf and on behalf of the Accounts, to revoke this election and to receive all such dividends and capital gain distributions in cash. The Fund shall notify the Company promptly of the number of Shares so issued as payment of such dividends and distributions.

1.6. Issuance and transfer of Shares shall be by book entry only. Stock certificates will not be issued to the Company or any Account. Purchase and redemption orders for Shares shall be recorded in an appropriate ledger for each Account or the appropriate subaccount of an Account.

1.7.(a) The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; except as provided in this Section 1.7, the Shares may be sold to other insurance companies (subject to Section 1.8 hereof) and amounts allocated to the Contracts may be invested

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   in other investment companies, subject to the terms of such Contracts. A funding vehicle other than those listed on Schedule 3 to this Agreement may be made available for the investment of amounts allocated to the Contracts.

   (b) The Company shall not, without prior notice to the Distributor (unless otherwise required by applicable law), take any action to operate any Account that is a unit investment trust as a management investment company under the 1940 Act.

   (c) The Company shall not, without prior notice to the Distributor (unless otherwise required by applicable law), induce Contract owners to vote to change or modify the Fund or change the Fund's Distributor or the Adviser.

   (d) The Company shall not, without prior notice to the Fund, induce Contract owners to vote on any matter submitted for consideration by the shareholders of the Fund in a manner other than as recommended by the Board.

1.8. The Fund shall sell Shares only to Participating Insurance Companies and their separate accounts and to trustees of qualified pension and profit-sharing plans, trustees of certain government employee benefit plans, or other persons ("Qualified Persons") that communicate to the Fund that they qualify to purchase Shares under Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder without impairing the ability of any Account to treat the portfolio investments of the Fund as constituting investments of the Account for the purpose of satisfying the diversification requirements of Section 817(h) of the Code (the "Diversification Requirements"). To the extent required by the Mixed and Shared Funding Exemptive Order, the Fund shall not sell Shares to any insurance company or separate account unless it enters into an agreement having provisions that require of the parties what is, in substance, required by Articles VI and VII of this Agreement to govern such sales. The Company hereby represents and warrants that it and each Account are Qualified Persons.

1.9. The Company shall comply with all applicable laws and regulations designed to prevent money "laundering," and if required by such laws or regulations, to share with the Fund information about individuals, entities, organizations and countries suspected of possible terrorist or money "laundering" activities in accordance with Section 314(b) of the USA Patriot Act. In particular, the Company agrees that: (a) as part of processing an application for a Contract it will verify the identity of applicants and, if an applicant is not a natural person, will verify the identity of prospective principal and beneficial owners submitting an application for a Contract, (b) as part of its ongoing compliance with the USA Patriot Act it will from time to time re-verify the identity of Contract owners, including the identity of principal and beneficial owners of Contracts held by non-natural persons, (c) as part of processing an application for a Contract it will verify that no applicant, including prospective principal or beneficial Contract owners is a "specially designated national" or a person from an embargoed or "blocked" country as indicated by the Office of Foreign Asset Control ("OFAC") list of such persons, (d) as part of its ongoing compliance with the USA Patriot Act it will from time to time re-verify that no Contract owner, including a principal or beneficial Contract owner, is a "specially designated national" or a person from an embargoed or "blocked" country as indicated by the OFAC list of such persons, (e) it will ensure that money tendered to the Fund as payment for Shares did not originate with a bank from a country or territory named on the list of high-risk or non-cooperating countries or jurisdictions published by the Financial Action Task Force, and
(f) if any of (a) through (e) become untrue, then the Fund or its agent(s) in compliance with the USA Patriot Act or Bank Secrecy Act, may seek authority to block one or more Contract owner accounts with the Company or

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one or more of the Company's accounts with the Fund.

1.10.(a) The Company shall comply with the terms and conditions of the Fund's prospectus and statement of additional information and all applicable laws, rules and regulations governing the Company's performance under this Agreement, including without limitation compliance with the 1940 Act and Rule 22c-1 thereunder. The Company agrees to comply with policies and procedures adopted by the Funds, as may be modified by the Funds from time to time, to prevent or minimize "market timing" and other types of frequent or disruptive trading in Shares that may harm one or more Funds (the "Fund's Disruptive Trading Policy").

   (b) The Company has adopted policies and procedures reasonably designed to protect the Fund from disruption or harm caused by "market timing" and other types of frequent trading in Shares (the "Company's Disruptive Trading Policy"), a copy of which is attached hereto as Exhibit A. The Company shall take all reasonable measures to consistently and effectively enforce the Company's Disruptive Trading Policy for the duration of this Agreement. The Company shall also provide the Distributor written notice of any proposed amendments to the Company's Disruptive Trading Policy and the complete text of such proposed amendments concurrently with the filing of such amendments with the SEC, provided, however, that if such filing shall become effective on the date upon which it is filed with the SEC (i.e., a Rule 485(b) filing), the Company shall provide the Distributor such amendments for review no later than 10 days prior to such filing. Should the Distributor determine, in its sole discretion, that the Company's Disruptive Trading Policy would be unreasonable or unacceptable as a result of the proposed amendments, the Distributor may terminate this Agreement in accordance with
   Article X hereof.

   (c) The Company shall provide, promptly upon request by the Distributor, certain Contract owner or Contract owners information ("Information"), including, but not limited to:

       (i) a unique identifier (and commencing no later than the effective date of Rule 22c-2 under the 1940 Act, the Taxpayer Identification Number) of each Contract owner or Contract owners that purchased, redeemed, transferred, or exchanged Account units supported by the Shares,

       (ii) the amount and dates of such Contract owner or Contract owners purchases, redemptions, transfers and exchanges,

      (iii) the name or other identifier of any investment professional(s) associated with each Contract owner or Contract owners or account (if known), and

      (iv) transaction type (purchase, redemption, transfer or exchange) of every purchase, redemption, transfer or exchange of Shares held through an account maintained by the Company during the period covered by the request.

   The Company also agrees to use its best efforts to determine, promptly upon request by Distributor, whether any Contract owner or Contract owners that hold Shares through the Company is itself a financial intermediary as defined in Rule 22c-2(c)(1) and, upon request by Distributor, provide (or arrange to have provided) Information with respect to beneficial owners of interests held through the Contract who hold Shares through that other financial intermediary. If the Company cannot provide the Information with respect to that other financial intermediary, the

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   Company agrees upon request from Distributor and as soon as reasonably practicable, to restrict or prohibit that other financial intermediary from further purchases or exchanges.

   Information requests shall set forth a specific period for which Information is sought. The Company agrees to transmit such Information to the Distributor promptly, but in no event later than five (5) business days after receipt of a request. The Distributor agrees not to use the Information for marketing or any other similar purpose without the Company's prior written consent.

   (d) The Company understands and agrees that the Distributor may review omnibus transactions for potentially harmful or disruptive trading activity and notify the Company in writing if it believes that any such activity may have occurred. Upon such written notification from the Distributor, the Company shall investigate such activity and work with the Distributor to determine if disruptive trading has occurred under the Fund's Disruptive Trading Policy or the Company's Disruptive Trading Policy, as applicable. If it is determined that disruptive trading has occurred, the Company shall restrict any offending Contract owner or Contract owners and otherwise cooperate with the Distributor to prevent future violations of the applicable policy.

   (e) The Company understands and agrees that, notwithstanding anything in this Agreement to the contrary, the Distributor reserves the right to
   (i) refuse any purchase order at any time for any reason without prior notice to the Company, and (ii) delay settlement of any redemption order if the Distributor determines, in its sole discretion, that such delay is necessary to protect the Fund from potential disruption or harm. In no way will any delay in settlement be beyond that allowed under Section 22(e) of the 1940 Act.

   (f) In compliance with this Section 1.10, the Company shall not undertake any activity that will cause it to violate any federal or state law, rule or regulation concerning the privacy of owners of the Contracts. This includes, but is not limited to, the provision of Contract owner names or other identifying information.

1.11. The Company understands and agrees that: (a) the Distributor offers shares of other mutual funds or other classes of mutual funds with the same investment objective, strategy and portfolio management team as the Portfolios,
(b) the mutual fund and share class most appropriate for each Account depends, among other things, on the eligibility for investment and servicing requirements of each such Account, and (c) to the extent the appropriate eligibility requirements are satisfied, the parties hereto shall cooperate to effect a transfer of Account assets to the mutual fund best suited for such assets.

ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that:

   (a) the Contracts listed on Schedule 4 are or will be registered under the 1933 Act and that the Contracts listed on Schedules 5 and 6 are exempt from registration under the 1933 Act;

   (b) the Accounts listed on Schedules 2 and 7 are and will remain excluded from the definition of an investment company under the 1940 Act, and that it will immediately notify the Fund and the Distributor upon having a reasonable basis for believing that such Accounts have ceased to be so excluded or that they might become investment companies in the future;

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   (c) each Account listed on Schedule 1 is and will remain registered as unit investment trust in accordance with the provisions of the 1940 Act for so long as required by the 1940 Act;

   (d) the Contracts are and will be issued and sold in compliance in all material respects with all applicable federal and state laws;

   (e) each Account meets the definition of a "separate account" under the 1940 Act;

   (f) it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account as a separate account under applicable law and that it has legally and validly established each Account, prior to any issuance or sale of any Contract funded by that Account, as a segregated asset account under the Insurance Laws of the Commonwealth of Virginia;

   (g) it will amend the registration statement under the 1933 Act for the Contracts listed on Schedule 4 and the registration statement under the 1940 Act for the Accounts listed on Schedule 1 from time to time as required in order to effect the continuous offering of the Contracts or as may otherwise be required by applicable law;

   (h) it will register and qualify the Contracts for sale in accordance with the securities laws of the various states only if and to the extent deemed necessary by the Company;

   (i) each Account is a segregated asset account and that interests in each Account are offered exclusively through the purchase of or transfer into a variable contract, within the meaning of such terms under Section 817 of the Code and the regulations thereunder. The Company will use every effort to continue to meet such definitional requirement and will notify the Fund immediately upon having a reasonable basis for believing such requirements have ceased to be met or that they might not be met in the future;

   (j) the Contracts are currently and at the time of issuance will be treated as life insurance or annuity contracts under applicable provisions of the Code, and that it will make every effort to maintain such treatment, and that it will notify the Fund and the Distributor immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future;

   (k) it will not purchase Shares with assets derived from tax-qualified retirement plans except, indirectly, through Contracts purchased in connection with such plans; and

   (l) it has or will adopt and implement policies and procedures reasonably designed to ensure that each purchase or redemption order for Shares that it submits pursuant to Section 1.3(a) herein is the net result of requests from Contract owners for Contract transactions received by it or its agents each Business Day before the time(s) that the Fund calculates its net asset value; which procedures shall include the establishment and maintenance of records sufficient to demonstrate such compliance.

2.2. The Fund represents and warrants that:

   (a) it will not knowingly sell Shares to any purchaser whose purchase of such Shares would result in a violation of the conditions imposed by the Mixed and Shared Fund Exemptive Order;

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   (b) Shares of each Portfolio sold pursuant to this Agreement and listed on
   Schedule 3 will be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Fund is and will remain registered under the 1940 Act for as long as such Shares are outstanding. The Fund will amend the registration statement for its Shares of the Portfolios under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of Shares. The Fund will register and qualify the Shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund;

   (c) each Portfolio listed on Schedule 3 is currently qualified as a "regulated investment company" under Subchapter M of the Code, and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that a Portfolio has ceased to so qualify or that it might not so qualify in the future;

   (d) in performing the services described in this Agreement, the Fund will comply in all material respects with all applicable federal securities laws, rules and regulations. The Fund further represents and warrants that its investment objectives, policies and restrictions comply with all applicable state investment laws, rules and regulations. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies, objectives and restrictions) complies with the insurance laws and regulations of any state. The Fund agrees that upon request it will use its best efforts to furnish the information required by state insurance laws so that the Company can obtain the authority needed to issue the Contracts in the various states;

   (e) it currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, although it reserves the right to make such payments in the future;

   (f) it is lawfully organized and validly existing under the laws of the Commonwealth of Virginia and that it does and will comply in all material respects with applicable provisions of the 1940 Act; and

   (g) all of its directors, trustees, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Portfolios are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Portfolios in an amount not less than the minimal coverage as required currently by Rule 17g-1 of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.3. The Adviser represents and warrants that it is and shall remain duly registered in all material respects under all applicable federal and state securities laws and shall perform its obligations for the Portfolios in compliance with applicable securities laws.

2.4. The Distributor represents and warrants that it is a member in good standing of the National Association of Securities Dealers, Inc. and is registered, and shall remain registered, as a broker-dealer with the SEC. The Distributor further represents that it will sell and distribute Shares in accordance in all material respects with all applicable federal and state securities laws, including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act.

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2.5. Each party represents that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or board action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

ARTICLE III. Prospectuses and Proxy Statements: Voting

3.1. The Fund shall bear the costs of preparing, filing with the SEC, and setting for printing the Fund's prospectus, Statement of Additional Information ("SAI"), including any amendments or supplements thereto, periodic reports to shareholders, Fund proxy material and other shareholder communications (collectively, the "Fund Materials"), and the Fund will provide to the Company a camera-ready or other formatted copy of all Fund Materials.

It is understood and agreed that the Company is not responsible for the content of the Fund Materials, except to the extent that statements in the Fund Materials reflect information given to the Fund by the Company. It is also understood and agreed that, except with respect to information provided to the Company by the Fund, the Distributor or the Adviser, the Portfolios, the Fund, the Distributor and the Adviser shall not be responsible for the content of the prospectus, SAI or disclosure statement for the Contracts or non-affiliated funds.

3.2. The Company shall print in quantity and deliver to existing Contract owners the Fund Materials. The Fund shall bear the costs of printing the Fund Materials for existing Contract owners. The Company shall bear the costs of delivering the Fund Materials to existing Contract owners.

3.3. The Company shall print in quantity and deliver to prospective Contract owners the Fund prospectus and, if requested, the SAI for the Fund. The Company shall bear the costs of printing the Fund Materials for prospective Contract owners. The Company shall bear the costs of delivering the Fund Materials to prospective contract owners.

3.4. The Company, at its expense, will distribute proxy material, reports and other communications to existing Contract owners and tabulate the votes. If and to the extent required by law, the Company will:

   (a) solicit voting instructions from Contract owners;

   (b) vote the Shares of each Portfolio held in the Accounts in accordance with instructions received from Contract owners; and

   (c) vote Shares of each Portfolio held in the Accounts for which no timely instructions have been received, as well as Shares it owns, in the same proportion as Shares of each such Portfolio for which instructions have been received from the Contract owners; in each case, for so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for owners of Contracts listed on Schedule 4. Except as set forth above, the Company reserves the right to vote Shares held in any account in its own right, to the extent permitted by law. The Company will be responsible for assuring that each Account calculates voting privileges in a manner consistent with all legal requirements, including the Mixed and Shared Funding Exemptive Order.

3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular, the Fund will act in accordance with the SEC's interpretation of the requirements of Section

16(a) of the 1940 Act with respect to periodic elections of trustees and with whatever rules the SEC may promulgate with respect thereto.

ARTICLE IV. Sales Material and Information

4.1. The Distributor will provide the Company on a timely basis with investment performance information for the Portfolios, including total return for the preceding calendar month and calendar quarter, the calendar year to date, and the prior one-year, five-year, and ten year (or life of the Portfolio) periods. The Company may, based on the SEC-mandated information supplied by the Distributor, prepare communications for Contract owners ("Contract Owner Materials"). The Company will provide the Distributor with copies of all Contract Owner Materials concurrently with their first use for the Distributor's internal recordkeeping purposes. It is understood that neither the Distributor, the Adviser, the Fund nor the Portfolios will be responsible for errors or omissions in, or the content of, Contract Owner Materials except to the extent that the error or omission resulted from information provided by or on behalf of the Distributor, the Adviser, the Fund or the Portfolio. Any printed information that is furnished to the Company pursuant to this Agreement other than the Portfolio's prospectus or SAI (or information supplemental thereto), periodic reports and proxy solicitation materials is the Distributor's sole responsibility and not the responsibility of the Portfolio or the Fund. The Company agrees that the Portfolio, the shareholders of the Portfolio and the officers and members of the Board will have no liability or responsibility to the Company in these respects.

4.2. The Company will not give any information or make any representations or statements on behalf of the Fund or concerning the Portfolios in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus or SAI for Shares, as such registration statement, prospectus and SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Portfolio, or in published reports for the Portfolio which are in the public domain or approved by the Fund, the Distributor or the Adviser for distribution, or in sales literature or other material provided by the Fund, the Distributor or the Adviser, except with permission of the Fund, the Distributor or the Adviser. The Fund, the Distributor and/or the Adviser, as applicable, agrees to respond to any request for approval on a prompt and timely basis. Nothing in this
Section 4.2 will be construed as preventing the Company or its employees or agents from giving advice on investment in the Portfolios.

4.3. The Company will furnish, or will cause to be furnished, to the Fund or the Distributor or its designee, each piece of sales literature or other promotional material in which the Fund, the Portfolios or the Distributor is named, at least fifteen (15) business days prior to its use. No such material will be used if the Fund or the Distributor reasonably objects to such use within fifteen (15) business days after receipt of such material. Likewise, the Fund or the Distributor will furnish, or will cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company is named, at least fifteen (15) business days prior to its use. No such material will be used if the Company reasonably objects to such use within fifteen (15) business days after receipt of such material.

4.4. The Fund, the Distributor and the Adviser will not give any information or make any representations or statements on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement, prospectus or SAI for the Contracts, as such registration statement, prospectus and SAI may be amended or supplemented from time to time, or in published reports for each Account or the Contracts which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other material provided by the Company, except with permission of the Company. The Company agrees to respond to any request for approval on a prompt and timely basis.

4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Portfolios or their Shares, contemporaneously with the filing of such document with the SEC, the NASD or other regulatory authority.

4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that reference the Funds or the Portfolios and relate to the Contracts or each Account, contemporaneously with the filing of such document with the SEC, the NASD or other regulatory authority.

4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (e.g., on-line networks such as the Internet or other electronic messages), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisements sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees), registration statements, prospectuses, SAIs, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

4.8. The Fund and each Portfolio hereby consents to the Company's use of the name "GE Investments Funds, Inc." and the name of each Portfolio listed on
Schedule 3 in connection with the marketing of the Contracts, subject to the terms of Sections 4.1, 4.2 and 4.3 of this Agreement. Such consent will terminate with the termination of this Agreement.

ARTICLE V. Fees and Expenses

5.1. Except as otherwise provided herein, all expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its Shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund or the Distributor, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Portfolios' Shares; the preparation of all statements and notices required by any federal or state law; all taxes on the issuance or transfer of the Portfolios' Shares; and any expenses permitted to be paid or assumed by a Portfolio pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act.

ARTICLE VI. Diversification

6.1. The Fund will ensure that each Portfolio will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, as amended from time to time, relating to the Diversification Requirements for variable annuity or life insurance contracts and any amendments or other modifications to such Section or Regulation. In the event of a breach of this Article VI by the Portfolio, it will take all reasonable steps: (a) to notify the Company of such breach; and (b) to adequately diversify the Portfolio so as to achieve compliance within the grace period afforded by Treasury Regulation 1.817-5.

ARTICLE VII. Potential Conflicts

7.1. The Board will monitor the Portfolios for the existence of any material irreconcilable conflict among the interests of the Contract owners of all Accounts investing in the Portfolios and determine what action, if any, should be taken in response to such conflicts. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of the Portfolios are being managed; (e) a difference in voting instructions given by Participating Insurance Companies or by variable annuity and variable life insurance Contract owners; or (f) a decision by an insurer to disregard the voting instructions of Contract owners. The Board will promptly inform the Company if it determines that a material irreconcilable conflict exists and the implications thereof.

7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company agrees to assist the Board in carrying out its responsibilities, as delineated in the Mixed and Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever it has determined to disregard Contract owner voting instructions. The Company's responsibilities hereunder will be carried out with a view only to the interest of Contract owners.

7.3. If it is determined by a majority of the Board, or a majority of its disinterested directors, that a material irreconcilable conflict exists, the Company will, at its expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, including: (a) withdrawing the assets allocable to some or all of the Accounts from the Portfolios and reinvesting such assets in a different investment medium, subject to the requirements of Section 26(c) of the 1940 Act, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., variable annuity Contract owners or variable life insurance Contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions, and the Company's judgment represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Portfolios and terminate this Agreement with respect to such Account; provided, however, that such withdrawal and termination will be limited to the extent required to remedy the foregoing material irreconcilable conflict as determined by a majority of the disinterested directors of the Board. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal and termination shall take place within six (6) months after written notice is given that this provision is being implemented. Unless doing so would exacerbate the conflict until such withdrawal and termination is implemented, the Fund shall continue to accept and implement orders by the Company for the purchase and redemption of Shares.

7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state insurance regulators, then the Company will withdraw the affected Account's investment in the Portfolios and terminate this Agreement with respect to such subaccount; provided, however, that such withdrawal and termination will be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested directors of the Board. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal and termination shall take place within six (6) months after written notice is given that this provision is being implemented. Until such withdrawal and termination is implemented, the Fund shall continue to accept and implement orders by the Company for the purchase and redemption of Shares.

7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board will determine whether any proposed action adequately remedies any material irreconcilable conflict, but in no event will the Fund, the Distributor or the Adviser be required to establish a new funding medium for the Contracts. The Company will not be required by
Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially affected by the material irreconcilable conflict.

7.7. The Company will at least annually submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out the duties imposed upon it as delineated in the Mixed and Shared Funding Exemptive Order, and said reports, materials and data will be submitted more frequently if deemed appropriate by the Board.

7.8. The Fund, the Distributor and the Adviser will at least annually submit to the Company such reports, materials or data as the Company may reasonably request so that the Company may fully carry out the duties imposed upon it by state and federal regulators, and said reports, materials and data will be submitted more frequently if deemed appropriate by the Company.

7.9. If and to the extent that Rule 6e-2 and Rule 6e-3(T) under the 1940 Act are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then: (a) the Fund and/or the Participating Insurance Companies, as appropriate, will take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement will continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such rule(s) as so amended or adopted.

ARTICLE VIII. Indemnification

8.1. Indemnification By The Company

   (a) The Company agrees to indemnify and hold harmless the Fund, the Portfolios, the Distributor, the Adviser, and each person, if any, who controls or is associated with the Fund, the Portfolios, the Distributor or the Adviser within the meaning of such terms under the federal securities laws and any director, trustee, officer, partner, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of Shares or the Contracts and:

       (1) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus or SAI for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated or necessary to make such statements not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify will not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Fund, the Portfolio, the Distributor or the Adviser for use in the registration statement, prospectus or SAI for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Shares; or

       (2) arise out of or as a result of statements or representations by or on behalf of the Company (other than statements or representations contained in the Fund's registration statement, prospectus, SAI or sales literature or other promotional material of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Shares; or

       (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Fund's registration statement, prospectus, SAI or sales literature or other promotional material of the Fund (or amendment or supplement) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make such statements not misleading in light of the circumstances in which they were made, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company or persons under its control; or

       (4) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

       (5) arise out of any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach by the Company of this Agreement;

   except to the extent provided in Sections 8.l(b) and 8.4 hereof. This indemnification will be in addition to any liability that the Company otherwise may have.

   (b) No party will be entitled to indemnification under Section 8.l(a) to the extent such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party's duties under this Agreement, or by reason of such party's reckless disregard of its obligations or duties under this Agreement by the party seeking indemnification.

   (c) The Indemnified Parties promptly will notify the Company of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against them in connection with the issuance or sale of the Shares or the Contracts or the operation of the Fund.

8.2. Indemnification By the Distributor and the Adviser

   (a) The Distributor and the Adviser, in each case solely to the extent relating to such party's responsibilities hereunder, agree to indemnify and hold harmless the Company and each person, if any, who controls or is associated with the Company within the meaning of such terms under the federal securities laws and any director, trustee, officer, partner, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor or the Adviser, as applicable) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of Shares or the Contracts and:

       (1) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or SAI for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated or necessary to make such statements not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify will not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or the Adviser by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or Shares; or

       (2) arise out of or as a result of statements or representations (other than statements or representations contained in the Contracts, or Contract registration statements, prospectuses, SAIs or sales literature or other promotional materials for the Contracts not supplied by the Distributor, the Adviser, the Fund or persons under their control) or wrongful conduct of the Distributor or the Adviser or persons under the control of the Distributor or the Adviser, respectively, with respect to the sale of the Shares; or

       (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in Contract registration statements, prospectuses, SAIs or sales literature or other promotional material of the Contracts (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated or necessary to make such statement or statements not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Distributor or the Adviser or persons under the control of the Distributor or the Adviser; or

       (4) arise as a result of any failure by the Distributor or the Adviser to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the Diversification Requirements and procedures related thereto specified in Article VI of this Agreement); or

       (5) arise out of or result from any material breach of any representation and/or warranty made by the Distributor or the Adviser in this Agreement, or arise out of or result from any other material breach of this Agreement by the Distributor or the Adviser, including the failure of any Portfolio to comply with the diversification requirements set forth in Section 817(h) of the Code or to qualify as a "regulated investment company" under Subchapter M of the Code;

   except to the extent provided in Sections 8.2(b) and 8.4 hereof. This indemnification will be in addition to any liability that the Distributor or the Adviser otherwise may have.

   (b) No party will be entitled to indemnification under Section 8.2(a) to the extent such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party's duties under this Agreement, or by reason of such party's reckless disregard of its obligations or duties under this Agreement by the party seeking indemnification.

   (c) The Indemnified Parties will promptly notify the Distributor or the Adviser of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against them in connection with the issuance or sale of the Contracts or the operation of the account.

8.3. Indemnification By the the Fund and each Portfolio

   (a) The Fund and each Portfolio, in each case solely to the extent relating to such party's responsibilities hereunder, agree to indemnify and hold harmless the Company and each person, if any, who controls or is associated with the Company within the meaning of such terms under the federal securities laws and any director, trustee, officer, partner, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Fund or a Portfolio, as applicable) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of Shares or the Contracts and:

       (1) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or SAI for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated or necessary to make such statements not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify will not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Fund or a Portfolio by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or Shares; or

       (2) arise out of or as a result of statements or representations (other than statements or representations contained in the Contracts, or Contract registration statements, prospectuses, SAIs or sales literature or other promotional materials for the Contracts not supplied by the Distributor, the Adviser, the Fund or persons under their control) or wrongful conduct of the Fund or a Portfolio or persons under the control of the Fund or a Portfolio respectively, with respect to the sale of the Shares; or

       (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in Contract registration statements, prospectuses, SAIs or sales literature or other promotional material of the Contracts (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated or necessary to make such statement or statements not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Fund or a Portfolio or persons under the control of the Fund or a Portfolio; or

       (4) arise as a result of any failure by the Fund or a Portfolio to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the Diversification Requirements and procedures related thereto specified in Article VI of this Agreement);

   except to the extent provided in Sections 8.3(b) and 8.4 hereof. This indemnification will be in addition to any liability that the Fund or the Portfolio otherwise may have.

   (b) No party will be entitled to indemnification under Section 8.3(a) to the extent such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party's duties under this Agreement, or by reason of such party's reckless disregard of its obligations or duties under this Agreement by the party seeking indemnification.

   (c) The Indemnified Parties will promptly notify the Fund or a Portfolio of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against them in connection with the issuance or sale of the Contracts or the operation of the account.

8.4. Indemnification Procedure

   Any person obligated to provide indemnification under this Article VIII ("Indemnifying Party" for the purpose of this Section 8.4) will not be liable under the indemnification provisions of this Article VIII with respect to any claim made against a party entitled to indemnification under this Article VIII ("Indemnified Party" for the purpose of this Section 8.4) unless such Indemnified Party will have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim will have been served upon such Indemnified Party (or after such party will have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim will not relieve the Indemnifying Party from any liability, which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VIII. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also will be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party will bear the fees and expenses of any additional counsel retained by it, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless: (a) the Indemnifying Party and the Indemnified Party will have mutually agreed to the retention of such counsel; or (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party will not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. A successor by law of the parties to this Agreement will be entitled to the benefits of the indemnification contained in this Article VIII. The indemnification provisions contained in this Article VIII will survive any termination of this Agreement.

ARTICLE IX. Applicable Law

9.1. This Agreement will be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Virginia.

9.2. This Agreement will be subject to the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order) and the terms hereof will be interpreted and construed in accordance therewith.

ARTICLE X. Termination

10.1. This Agreement will terminate:

   (a) at the option of any party, with or without cause, upon one-hundred-eighty (180) days' advance written notice to the other parties; or

   (b) at the option of the Company, upon receipt of the Company's written notice by the other parties, with respect to a Portfolio if Shares are not reasonably available to meet the requirements of the Contracts as determined in good faith by the Company; or

   (c) at the option of the Company, upon receipt of the Company's written notice by the other parties, with respect to a Portfolio in the event any of the Shares are not registered, issued or sold in accordance with applicable state and/or Federal law or such law precludes the use of such Shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

   (d) at the option of the Fund, upon receipt of the Fund's written notice by the other parties, upon institution of formal proceedings against the Company by the NASD, the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this

   Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Account, or the purchase of Shares, provided that the Fund determines in its sole judgment, exercised in good faith, that any such proceeding would have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

   (e) at the option of the Company, upon receipt of the Company's written notice by the other parties, upon institution of formal proceedings against the Fund, the Distributor, the Adviser or a Portfolio by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, provided that the Company determines in its sole judgment, exercised in good faith, that any such proceeding would have a material adverse effect on the Fund's, the Distributor's, the Adviser's or a Portfolio's ability to perform its obligations under this Agreement; or

   (f) as to any Portfolio, at the option of the Company, upon receipt of the Company's written notice by the other parties, if the Portfolio ceases to qualify as a "regulated investment company" under Subchapter M of the Code, or under any successor or similar provision, or if the Company reasonably and in good faith believes that a Portfolio may fail to so qualify; or

   (g) as to any Portfolio, at the option of the Company, upon receipt of the Company's written notice by the other parties, if the Portfolio fails to meet the Diversification Requirements specified in Article VI hereof or if the Company reasonably and in good faith believes the Portfolio may fail to meet such requirements; or

   (h) at the option of any party to this Agreement, upon written notice to the other parties, upon another party's material breach of any provision of this Agreement, which material breach is not cured within thirty (30) days of said notice; or

   (i) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Fund, the Distributor, the Adviser or a Portfolio has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company; provided, however that no such termination shall be effective under this subsection (i) until the Fund, the Distributor, the Adviser or the Portfolio (as appropriate) has been afforded a reasonable opportunity to respond to a statement by the Company concerning the reason for notice of termination hereunder; or

   (j) at the option of the Fund, the Distributor or the Adviser, upon receipt of the Fund's, the Distributor's or the Adviser's written notice by the Company, if the Fund, the Distributor or the Adviser, respectively determines in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Fund, the Distributor or the Adviser; provided, however that no such termination shall be effective under this subsection (j) until the Company has been afforded a reasonable opportunity to respond to a statement by the Fund, the Distributor, the Adviser or the Portfolio (as appropriate) concerning the reason for notice of termination hereunder; or

   (k) at the option of the Company or the Fund upon a determination by a majority of the Board, or a majority of the disinterested Board members, that a material irreconcilable conflict exists between or among the interests of: (1) owners of Contracts issued by different insurance companies, (2) owners of different types of Contracts, or (3) the Participating Insurance Companies investing in the Portfolio as set forth in Article VII of this Agreement; or

   (l) at the option of the Fund in the event any of the Contracts are not issued or sold in accordance with applicable federal and/or state law, it being understood that such issuance or sale must qualify as a material breach of such laws for the Fund to exercise its termination option under this subsection. Termination will be effective immediately upon such occurrence without notice.

10.2. Notice Requirement

   Except as provided in 10.1 above, no termination of this Agreement will be effective unless and until the party terminating this Agreement gives prior written notice to all other parties of its intent to terminate, which notice will set forth the basis for the termination.

10.3. Effect of Termination

   Notwithstanding any termination of this Agreement, the Fund will, at the option of the Company, continue to make available additional Shares pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement that have Contract value invested in Shares of a Portfolio (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts will be permitted to reallocate investments in a Portfolio (as in effect on such date), redeem investments in a Portfolio and/or invest in Portfolio upon the making of additional purchase payments under the Existing Contracts.

10.4. Surviving Provisions

   Notwithstanding any termination of this Agreement, each party's obligations under Article VIII to indemnify other parties will survive and not be affected by any termination of this Agreement. In addition, each party's obligations under Section 12.6 will survive and not be affected by any termination of this Agreement. Finally, with respect to Existing Contracts, all provisions of this Agreement also will survive and not be affected by any termination of this Agreement.

ARTICLE XI. Notices

11.1. Any notice will be deemed duly given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other parties.

   If to the Company:

   Genworth Life Insurance of New York
   6620 West Broad Street, Building 2
   Richmond, Virginia 23230
   Attn: Associate General Counsel - Securities

   If to the Fund, the Distributor, the Adviser and/or the Portfolio:

   c/o GE Investment Distributors, Inc.
   3001 Summer Street
   Stamford, Connecticut 06905

   Attn: General Counsel

ARTICLE XII. Miscellaneous

12.1 The Fund, the Distributor and the Adviser acknowledge that the identities of the customers of the Company or any of its affiliates (collectively the "Company Protected Parties" for purposes of this Section 12.1), information maintained regarding those customers, and all computer programs and procedures or other information developed or used by the Company Protected Parties or any of their employees or agents in connection with the Company's performance of its duties under this Agreement are the valuable property of the Company Protected Parties. The Fund, the Distributor and the Adviser agree that if they come into possession of any list or compilation of the identities of or other information about the Company Protected Parties' customers, or any other information or property of the Company Protected Parties, other than such information as is publicly available or as may be independently developed or compiled by the Fund, the Distributor and the Adviser from information supplied to them by the Company Protected Parties' customers who also maintain accounts directly with the Fund or the Distributor, the Fund, the Distributor and the Adviser will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with the Company's prior written consent; or (b)as required by law or judicial process. The Company acknowledges that the identities of the customers of the Fund, the Distributor or any of their affiliates (collectively the "Distributor Protected Parties" for purposes of this Section 12.1), information maintained regarding those customers, and all computer programs and procedures or other information developed or used by the Distributor Protected Parties or any of their employees or agents in connection with the Fund's, the Distributor's or the Adviser's performance of their respective duties under this Agreement are the valuable property of the Distributor Protected Parties. The Company agrees that if it comes into possession of any list or compilation of the identities of or other information about the Distributor Protected Parties' customers, or any other information or property of the Distributor Protected Parties, other than such information as is publicly available or as may be independently developed or compiled by the Company from information supplied to them by the Distributor Protected Parties' customers who also maintain accounts directly with the Company, the Company will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with the Fund's, the Distributor's or the Adviser's prior written consent; or (b) as required by law or judicial process. Each party acknowledges that any breach of the agreements in this Section 12.1 would result in immediate and irreparable harm to the other parties for which there would be no adequate remedy at law and agree that in the event of such a breach, the other parties will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate.

12.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.

12.4. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement will not be affected thereby.

12.5. This Agreement will not be assigned by any party hereto without the prior written consent of all the parties.

12.6. Each party to this Agreement will maintain all records required by law, including records detailing the services it provides. Such records will be preserved, maintained and made available to the extent required by law and in accordance with the 1940 Act and the rules thereunder. Each party to this Agreement will cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and will permit each other and such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Upon request by the Fund and at the Fund's expense, the Company agrees to promptly make copies or, if required, originals of all records pertaining to the performance of services under this Agreement available to the Fund. The Fund agrees that the Company will have the right to inspect, audit and copy all records pertaining to the performance of services under this Agreement pursuant to the requirements of any state insurance department. Each party also agrees to promptly notify the other parties if it experiences any difficulty in maintaining the records in an accurate and complete manner. This provision will survive termination of this Agreement.

12.7. The parties to this Agreement may amend the schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Accounts or the Portfolios or other applicable terms of this Agreement.

12.8. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights.

12.9. Notwithstanding anything else in this Agreement to the contrary, absent a negligent act of commission or omission, each party hereunder shall have no liability to the other parties for any losses, damages, injuries, claims, cost or expenses arising as a result of war, insurrection, terrorist activities, strikes or labor difficulties or any other similar or dissimilar acts of God beyond the reasonable control of such party.

12.10 The parties acknowledge that the consideration received by the Company in exchange for the performance of its obligations hereunder is the right to purchase and redeem Fund Shares as provided herein, and the Fund shall not pay any remuneration to the Company hereunder.

                         Signatures on Following Page

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

                                           GENWORTH LIFE INSURANCE OF NEW YORK

                                           By:
                                                  -----------------------------
                                           Name:
                                           Title:

                                           GE INVESTMENTS FUNDS, INC.

                                           By:
                                                  -----------------------------
                                           Name:
                                           Title:

                                           GE INVESTMENT DISTRIBUTORS, INC.

                                           By:
                                                  -----------------------------
                                           Name:
                                           Title:

                                           GE ASSET MANAGEMENT INCORPORATED

                                           By:
                                                  -----------------------------
                                           Name:
                                           Title:

                                  Schedule 1

                              Registered Accounts

                                                Date of Resolution of Company's Board
Name of Account:                                that Established the Account:
----------------                                -----------------------------
Genworth Life of New York VA Separate Account 1            April 1, 1996

Genworth Life of New York VL Separate Account 1            March 20, 2000

                                  Schedule 2

                             Unregistered Accounts

                                    Date of Resolution of Company's Board
Name of Account:                    that Established the Account:
----------------                    -----------------------------

                                  Schedule 3

                             Name(s) of Portfolio

GE Investments Funds, Inc.:

Income Fund

International Equity Fund

Mid-Cap Equity Fund

Money Market Fund

Premier Growth Equity Fund

Real Estate Securities Fund

S&P 500(R)/ /Index Fund

Small-Cap Equity Fund

U.S. Equity Fund

Value Equity Fund

                                  Schedule 4

                             Registered Contracts

              Commonwealth II                          333-111440
              Commonwealth 3                           033-09651
              Commonwealth Variable Universal Life     333-32071
              RetireReady(SM) Protection Plus          333-40820
              Commonwealth 4                           333-41031
              RetireReady(SM) Accumulator              333-72572
              Estate Optimizer                         333-82311
              Commonwealth VL Flex                     333-111208
              RetireReady(SM) Legacy                   333-111213
              Commonwealth Variable Annuity            033-17428
              Commonwealth Variable Annuity - Mitchell 033-76336
              Commonwealth Variable Annuity Plus       033-76334
              Commonwealth Extra                       333-62695
              RetireReady(SM) Extra                    333-62695
              Commonwealth Freedom                     333-63531
              RetireReady(SM) Freedom                  333-63531
              Savvy Investor                           333-96513
              RetireReady(SM) Choice                   333-31172
              Foundation                               333-31172
              RetireReady(SM) Selections               333-47732

                                  Schedule 5

                               Exempt Contracts

Commonwealth 401(k)

                                  Schedule 6

                      Contracts with Accredited Investors

None

                                  Schedule 7

          Accounts Excluded from the Definition of Investment Company

                                       Date of Resolution of Company's Board
   Name of Account:                    that Established the Account:
   ----------------                    -----------------------------
   None

                                   Exhibit A
                      Company's Disruptive Trading Policy

"The Separate Account does not accommodate frequent transfers of Contract Value among Subaccounts. When owners or someone on their behalf submit requests to transfer all or a portion of their assets between Subaccounts, the requests result in the purchase and redemption of shares of the Portfolios in which the Subaccounts invest. Frequent Subaccount transfers, therefore, cause corresponding frequent purchases and redemptions of shares of the Portfolios.

Frequent purchases and redemptions of shares of the Portfolios can dilute the value of a Portfolio's shares, disrupt the management of the Portfolio's investment portfolio, and increase brokerage and administrative costs. Accordingly, when an owner or someone on their behalf engages in frequent Subaccount transfers, other owners and persons with rights under the contracts (such as the beneficiaries) may be harmed.

The Separate Account discourages frequent transfers, purchases and redemptions. To discourage frequent Subaccount transfers, we adopted the policy described in the "Transfers Among the Subaccount" section. This policy requires owners who request more than 12 Subaccount transfers in a calendar year to submit such requests in writing by U.S. Mail or by overnight delivery service (the "U.S. Mail requirement"). The U.S. Mail requirement creates a delay of at least one day between the time transfer decisions are made and the time such transfers are processed. This delay is intended to discourage frequent Subaccount transfers by limiting the effectiveness of abusive "market timing" strategies (in particular, "time-zone" arbitrage) that rely on "same-day" processing of transfer requests.

In addition, we will not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Accumulation Unit Values. Whether these restrictions apply is determined by the affected Portfolio(s), and although we apply the restrictions uniformly when we receive information from the Portfolio(s), we cannot guarantee that the Portfolio(s) will apply their policies and procedures in a uniform basis.

There can be no assurance that the U.S. Mail requirement will be effective in limiting frequent Subaccount transfers or that we can prevent all frequent Subaccount transfer activity that may adversely affect owners, other persons with material rights under the Policies, or Portfolio shareholders generally. For instance, imposing the U.S. Mail requirement after 12 Subaccount transfers may not be restrictive enough to deter an owner seeking to engage in abusing market timing strategies.

We may revise our frequent Subaccount transfer policy and related procedures, at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter frequent transfer activity that may adversely affect owners, other persons with material rights under the contracts, or Portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on owners engaging in frequent Subaccount transfers. For example, we may invoke our right to refuse transfers if the transfer involves the same Subaccount within a 30 day period and/or we may change our procedures to monitor for a different number of transfers within a specified time period or to impose a minimum time period between each transfer.

There are inherent risks that changing our policies and procedures in the future may not be effective in limiting frequent Subaccount transfers. We will not implement any policy and procedure at the contract level that discriminates among owners, however, we may be compelled to adopt policies and procedures adopted by the Portfolios on behalf of the Portfolios and we will do so unless we cannot service such policies and procedures or we believe such policies and procedures contradict state or federal regulations or such policies and procedures contradict with the terms of your Policy.

As stated in the previous paragraph, each of the Portfolios in which the Subaccounts invest may have its own policies and procedures with respect to frequent purchases and redemption of Portfolio shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage frequent Subaccount transfers. Owners should be aware that we may not, have the contractual obligation nor the operational capability to monitor owners' Subaccount transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, owners and other persons who have material rights under the contracts should assume that the sole protection they may have against potential harm from frequent Subaccount transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent Subaccount transfers.

Owners and other persons with material rights under the contracts also should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. These omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Portfolios. In addition, if a Portfolio believes an omnibus order we submit may reflect one or more Subaccount transfer requests from owners engaged in frequent transfer activity, the Portfolio may reject a portion of or the entire omnibus order. If a Portfolio rejects part of an omnibus order it believes is attributable to transfers that exceed its market timing policies and procedures, it will return the amount to us and we will credit the amount to the owner as of the Valuation Day of our receipt of the amount. You may realize a loss if the unit value on the Valuation Day we credit the amount back to your account has increased since the original date of your transfer.

We apply our policies and procedures without exception, waiver, or special arrangement."

                            PARTICIPATION AGREEMENT
                                 By and Among
                      GENWORTH LIFE INSURANCE OF NEW YORK
                                      And
                          GE INVESTMENTS FUNDS, INC.
                                      And
                       GE INVESTMENT DISTRIBUTORS, INC.
                                      And
                       GE ASSET MANAGEMENT INCORPORATED

   THIS PARTICIPATION AGREEMENT (this "Agreement"), made and entered into this 1/st/ day of May, 2006, by and among GENWORTH LIFE INSURANCE OF NEW YORK, organized under the laws of the Commonwealth of Virginia (the "Company"), on its own behalf and on behalf of each segregated asset account of the Company named in Schedule 1 (Registered Accounts) and Schedule 2 (Unregistered Accounts) to this Agreement as may be amended from time to time (each account individually referred to as an "Account" and collectively referred to as the "Accounts"), GE INVESTMENTS FUNDS, INC., an open-end management investment company organized under the laws of the Commonwealth of Virginia (the "Fund") on its own behalf and on behalf of the Portfolios named in Schedule 3 (Portfolios) to this Agreement (each portfolio individually referred to as a "Portfolio" and collectively referred to as the "Portfolios"); GE INVESTMENT DISTRIBUTORS, INC., a corporation organized under the laws of the State of Delaware (the "Distributor"); and GE ASSET MANAGEMENT INCORPORATED, a corporation organized under the laws of the State of Delaware (the "Adviser").

   WHEREAS, the Fund engages in business as an open-end management investment company and was established for the purpose of serving as the investment vehicle for separate accounts established for variable life insurance contracts and variable annuity contracts to be offered by insurance companies that have entered into participation agreements similar to this Agreement (the "Participating Insurance Companies") and for qualified pension and retirement plans; and

   WHEREAS, the Fund has received an order from the Securities & Exchange Commission (the "SEC") granting Participating Insurance Companies and variable life insurance separate accounts relief from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit Fund shares of a Portfolio to be sold to and held by variable annuity separate accounts and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and qualified pension and retirement plans outside of the separate account context (the "Mixed and Shared Funding Exemptive Order"); and

   WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares of stock representing an interest in the Portfolio shown on Schedule 3 (the "Shares") are registered under the Securities Act of 1933, as amended (the "1933 Act"); and

   WHEREAS, the Company has registered each Account listed on Schedule 1 as a unit investment trust under the 1940 Act; and

   WHEREAS, each Account listed on Schedule 2 is excluded from the definition of an investment company as provided for by Section 3(c)(11) of the 1940 Act; and

   WHEREAS, the Company issues certain other variable life insurance and variable annuity policies (the "Contracts") set forth in Schedule 4 (Registered Contracts), interests under which have been or will be registered under the 1933 Act; and

   WHEREAS, the Company issues certain other variable annuity contracts (also hereinafter included within the term "Contracts") to trustees of both qualified pension and profit-sharing plans and certain government employee benefit plans as identified in Section 3(a)(2) of the 1933 Act, set forth in Schedule 5 (Exempt Contracts) hereto; and

   WHEREAS, the Company may issue certain variable annuity insurance contracts (also hereinafter included within the term "Contracts") set forth in Schedule 6 (Contracts with Accredited Investors), for sale to "accredited investors" as that term is defined in Regulation D promulgated under the 1933 Act (hereinafter "Regulation D"), or other investors permitted by Regulation D; and

   WHEREAS, each Account listed on Schedule 7 is excluded from the definition of an investment company as provided by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act; and

   WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the Commonwealth of Virginia, to set aside and invest assets attributable to the Contracts; and

   WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase Shares of the Portfolios named in
Schedule 3, as such schedule may be amended from time to time on behalf of the Accounts to fund the Contracts, and the Fund is authorized to sell such Shares to the Accounts at net asset value.

   NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, the Portfolios, the Distributor and the Adviser agree as follows:

ARTICLE I. Sale of Shares

1.1. Subject to Article X hereof, the Fund agrees to make available to the Company for purchase on behalf of the Accounts, Shares of those Portfolios listed on Schedule 3 to this Agreement, such purchases to be effected at net asset value in accordance with Section 1.3 hereof. Notwithstanding the foregoing:

   (a) Portfolios (other than those listed on Schedule 3) in existence now or that may be established in the future will be made available to the Company only as the Fund may so provide,

   (b) Class 1 Shares of a Portfolio are only available to Existing Contracts as defined in Section 10.3 hereof,

   (c) The Fund will make Class 2 Shares, Class 3 Shares, and Class 4 Shares available to the Company on terms and conditions negotiated from time to time between the Distributor and the Company or the principal underwriter of applicable classes of Contracts, and

   (d) The board of directors of the Fund (the "Board") may suspend or terminate the offering of the Shares of any Portfolio or class thereof, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state securities laws, suspension or termination is necessary and in the best interests of the shareholders of such Portfolio.

1.2. The Fund shall redeem, at the Company's request, any full or fractional Shares held by the Company on behalf of an Account, such redemptions to be effected at net asset value in accordance with Section 1.3 of this Agreement. Notwithstanding the foregoing, the Fund may delay redemption of Shares to the extent permitted by the 1940 Act, and any rules, regulations or orders thereunder.

1.3. Purchase and Redemption Procedures

   (a) The Fund hereby appoints the Company as its agent for the limited purpose of receiving purchase and redemption requests on behalf of the Accounts listed on Schedules 1, 2 and 7, where permitted by applicable law, for Shares made available hereunder, based on allocations of amounts to such Accounts or subaccounts thereof under the Contracts listed in Schedules 4, 5 and 6 and other transactions relating to such Contracts or such Accounts; provided, however, that if applicable law is amended in the future to prevent the foregoing, the Company shall only act as the Fund's agent for the limited purpose of receiving purchase and redemption requests on behalf of the Accounts listed on Schedule 1 (but not on behalf of the Accounts listed on Schdules 2 and 7 or with respect to any Shares that may be held in the general account of the Company). Receipt of any such request (or relevant transactional information therefor), by the Company as such limited agent of the Fund, on any day the New York Stock Exchange ("NYSE") is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC (a "Business Day") prior to the time that the Fund ordinarily calculates its net asset value as described from time to time in the Fund's prospectus (which as of the date of execution of this Agreement is the close of regular trading on the NYSE) shall constitute receipt by the Fund on that same Business Day, provided that:

       (i) if the Company transmits such request to the Fund via the National Securities Clearing Corporation's (the "NSCC") Defined Contribution Clearance & Settlement ("DCC&S") platform, such request must be received by the Company by the close of regular trading on the NYSE (or such reasonably earlier time designated by the Company in response to a change by the NSCC in the deadline for receipt of requests via its DCC&S platform) and must be transmitted by the Company to the Fund by the deadline designated by the NSCC pursuant to Rule 22c-1 of the 1940 Act (which as of the date of execution of this Agreement is 6:00 a.m. Eastern Time on the next following Business Day); or

       (ii) if the Company transmits such request to the Fund through means other than the DCC&S platform (e.g., by fax), such request must be received by the Fund by 9:00 a.m. Eastern Time on the next following Business Day.

   With regard to purchase and redemptions of Shares under this Section 1.3(a), the Company is solely responsible for ensuring that each such purchase or redemption is the net result of requests from Contract owners for Contract transactions received by it or its duly designated agent each Business Day before the time(s) that the Fund calculates its net asset value.

   (b) The Company shall pay for Shares on the same day that it notifies the Fund of a purchase request for such Shares. Payment for Shares shall be made in federal funds transmitted to the Fund by wire to be received by the Fund by 1:00 p.m. Eastern Time on the day the Fund is notified of the purchase request for Shares (unless the Fund determines and so advises the Company that sufficient proceeds are available from redemption of Shares of other Portfolios effected pursuant to redemption requests tendered by the Company on behalf of an Account). Upon receipt of federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

   (c) Payment for Shares redeemed by the Company on behalf of an Account shall be made in federal funds transmitted by wire to the Company or any other designated person on the next Business Day after the Fund is properly notified of the redemption order of such Shares (unless redemption proceeds are to be applied to the purchase of Shares of other Portfolios in accordance with Section 1.3(b) of this Agreement), except that the Fund reserves the right to delay payment of redemption proceeds to the extent permitted under Section 22(e) of the 1940 Act and any rules thereunder, and to make payment in any manner permitted under the procedures and policies of the Fund as described in the then current registration statement. The Fund shall not bear any responsibility whatsoever for the proper disbursement or crediting of redemption proceeds by the Company; the Company alone shall be responsible for such action.

   (d) Any purchase or redemption request for Shares held or to be held in the Company's general account shall be effected at the closing net asset value per Share next determined after the Fund's receipt of such request, provided that, in the case of a purchase request, payment for Shares so requested is received by the Fund in federal funds prior to close of business for determination of such value, as defined from time to time in the Fund Prospectus.

1.4. The Fund shall use its best efforts to make the closing net asset value per Share for each Portfolio available to the Company by 6:30 p.m. Eastern Time each Business Day, and in any event, as soon as reasonably practicable after the closing net asset value per Share for such Portfolio is calculated, and shall calculate such closing net asset value in accordance with the Fund's Prospectus. In the event the Fund is unable to make the 6:30 p.m. deadline stated herein, it shall provide additional time for the Company to place orders for the purchase and redemption of Shares. Such additional time shall be equal to the additional time, which the Fund takes to make the closing net asset value available to the Company. Neither the Fund, any Portfolio, the Distributor, the Adviser, nor any of their affiliates shall be liable for any information provided to the Company pursuant to this Agreement which information is based on incorrect information supplied by the Company or any other Participating Insurance Company to the Fund, the Distributor or the Adviser. Neither the Company nor any of its affiliates shall be liable for any information provided to the Fund, the Distributor or the Adviser pursuant to this Agreement which information is based on incorrect information supplied by the Fund, the Distributor, or the Adviser to the Company. Any material error in the calculation or reporting of the closing net asset value per Share shall be reported immediately upon discovery to the Company. In such event the Company shall be entitled to an adjustment to the number of Shares purchased or redeemed to reflect the correct closing net asset value per Share and the Fund shall bear the cost of correcting such errors; provided, however, that if such errors is directly caused by the Company's breach of this Agreement or its willful misconduct or negligence in the performance of, or failure to perform, its obligations hereunder, the Company shall be liable for such cost of correcting such errors. Any error of a lesser amount shall be corrected in the next Business Day's net asset value per Share.

1.5. The Company, on its behalf and on behalf of each Account, hereby elects to receive all dividends and distributions as are payable on any Shares in the form of additional Shares of that Portfolio. The Company reserves the right, on its behalf and on behalf of the Accounts, to revoke this election and to receive all such dividends and capital gain distributions in cash. The Fund shall notify the Company promptly of the number of Shares so issued as payment of such dividends and distributions.

1.6. Issuance and transfer of Shares shall be by book entry only. Stock certificates will not be issued to the Company or any Account. Purchase and redemption orders for Shares shall be recorded in an appropriate ledger for each Account or the appropriate subaccount of an Account.

1.7.(a) The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; except as provided in this Section 1.7, the Shares may be sold to other insurance companies (subject to Section 1.8 hereof) and amounts allocated to the Contracts may be invested in other investment companies, subject to the terms of such Contracts. A funding vehicle other than those listed on Schedule 3 to this Agreement may be made available for the investment of amounts allocated to the Contracts.

   (b) The Company shall not, without prior notice to the Distributor (unless otherwise required by applicable law), take any action to operate any Account that is a unit investment trust as a management investment company under the 1940 Act.

   (c) The Company shall not, without prior notice to the Distributor (unless otherwise required by applicable law), induce Contract owners to vote to change or modify the Fund or change the Fund's Distributor or the Adviser.

   (d) The Company shall not, without prior notice to the Fund, induce Contract owners to vote on any matter submitted for consideration by the shareholders of the Fund in a manner other than as recommended by the Board.

1.8. The Fund shall sell Shares only to Participating Insurance Companies and their separate accounts and to trustees of qualified pension and profit-sharing plans, trustees of certain government employee benefit plans, or other persons ("Qualified Persons") that communicate to the Fund that they qualify to purchase Shares under Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder without impairing the ability of any Account to treat the portfolio investments of the Fund as constituting investments of the Account for the purpose of satisfying the diversification requirements of Section 817(h) of the Code (the "Diversification Requirements"). To the extent required by the Mixed and Shared Funding Exemptive Order, the Fund shall not sell Shares to any insurance company or separate account unless it enters into an agreement having provisions that require of the parties what is, in substance, required by Articles VI and VII of this Agreement to govern such sales. The Company hereby represents and warrants that it and each Account are Qualified Persons.

1.9. The Company shall comply with all applicable laws and regulations designed to prevent money "laundering," and if required by such laws or regulations, to share with the Fund information about individuals, entities, organizations and countries suspected of possible terrorist or money "laundering" activities in accordance with Section 314(b) of the USA Patriot Act. In particular, the Company agrees that: (a) as part of processing an application for a Contract it will verify the identity of applicants and, if an applicant is not a natural person, will verify the identity of prospective principal and beneficial owners submitting an application for a Contract, (b) as part of its ongoing compliance with the USA Patriot Act it will from time to time re-verify the identity of Contract owners, including the identity of principal and beneficial owners of Contracts held by non-natural persons, (c) as part of processing an application for a Contract it will verify that no applicant, including prospective principal or beneficial Contract owners is a "specially designated national" or a person from an embargoed or "blocked" country as indicated by the Office of Foreign Asset Control ("OFAC") list of such persons, (d) as part of its ongoing compliance with the USA Patriot Act it will from time to time re-verify that no Contract owner, including a principal or beneficial Contract owner, is a "specially designated national" or a person from an embargoed or "blocked" country as indicated by the OFAC list of such persons, (e) it will ensure that money tendered to the Fund as payment for Shares did not originate with a bank from a country or territory named on the list of high-risk or non-cooperating countries or jurisdictions published by the Financial Action Task Force, and (f) if any of
(a) through (e) become untrue, then the Fund or its agent(s) in compliance with the USA Patriot Act or Bank Secrecy Act, may seek authority to block one or more Contract owner accounts with the Company or one or more of the Company's accounts with the Fund.

1.10.(a) The Company shall comply with the terms and conditions of the Fund's prospectus and statement of additional information and all applicable laws, rules and regulations governing the Company's performance under this Agreement, including without limitation compliance with the 1940 Act and Rule 22c-1 thereunder. The Company agrees to comply with policies and procedures adopted by the Funds, as may be modified by the Funds from time to time, to prevent or minimize "market timing" and other types of frequent or disruptive trading in Shares that may harm one or more Funds (the "Fund's Disruptive Trading Policy").

      (b) The Company has adopted policies and procedures reasonably designed to protect the Fund from disruption or harm caused by "market timing" and other types of frequent trading in Shares (the "Company's Disruptive Trading Policy"), a copy of which is attached hereto as Exhibit A. The Company shall take all reasonable measures to consistently and effectively enforce the Company's Disruptive Trading Policy for the duration of this Agreement. The Company shall also provide the Distributor written notice of any proposed amendments to the Company's Disruptive Trading Policy and the complete text of such proposed amendments concurrently with the filing of such amendments with the SEC, provided, however, that if such filing shall become effective on the date upon which it is filed with the SEC (i.e., a Rule 485(b) filing), the Company shall provide the Distributor such amendments for review no later than 10 days prior to such filing. Should the Distributor determine, in its sole discretion, that the Company's Disruptive Trading Policy would be unreasonable or unacceptable as a result of the proposed amendments, the Distributor may terminate this Agreement in accordance with
   Article X hereof.

   (c) The Company shall provide, promptly upon request by the Distributor, certain Contract owner or Contract owners information ("Information"), including, but not limited to:

      (i) a unique identifier (and commencing no later than the effective date of Rule 22c-2 under the 1940 Act, the Taxpayer Identification Number) of each Contract owner or Contract owners that purchased, redeemed, transferred, or exchanged Account units supported by the Shares,

      (ii) the amount and dates of such Contract owner or Contract owners purchases, redemptions, transfers and exchanges,

      (iii) the name or other identifier of any investment professional(s) associated with each Contract owner or Contract owners or account (if known), and

      (iv) transaction type (purchase, redemption, transfer or exchange) of every purchase, redemption, transfer or exchange of Shares held through an account maintained by the Company during the period covered by the request.

   For purposes of this Section 1.10(c), the term Contract owner shall include a participant under group Contracts issued to an employee benefit plan or a trustee of an employee benefit plan.

   The Company also agrees to use its best efforts to determine, promptly upon request by Distributor, whether any Contract owner or Contract owners hold Shares through the Company is itself a financial intermediary as defined in Rule 22c-2(c)(1) and, upon request by Distributor, provide (or arrange to have provided) Information with respect to beneficial owners of interests held through the Contract who hold Shares through that other financial intermediary. If the Company cannot provide the Information with respect to that other financial intermediary, the Company agrees upon request from Distributor and as soon as reasonably practicable, to restrict or prohibit that other financial intermediary from further purchases or exchanges.

   Information requests shall set forth a specific period for which the Information is sought. The Company agrees to transmit such Information to the Distributor promptly, but in no event later than five (5) business days after receipt of a request. The Distributor agrees not to use the Information for marketing or any other similar purpose without the Company's prior written consent.

   (d) The Company understands and agrees that the Distributor may review omnibus transactions for potentially harmful or disruptive trading activity and notify the Company in writing if it believes that any such activity may have occurred. Upon such written notification from the Distributor, the Company shall investigate such activity and work with the Distributor to determine if disruptive trading has occurred under the Fund's Disruptive Trading Policy or the Company's Disruptive Trading Policy, as applicable. If it is determined that disruptive trading has occurred, the Company shall restrict any offending Contract owner or Contract owners and otherwise cooperate with the Distributor to prevent future violations of the applicable policy.

   (e) The Company understands and agrees that, notwithstanding anything in this Agreement to the contrary, the Distributor reserves the right to
   (i) refuse any purchase order at any time for any reason without prior notice to the Company, and (ii) delay settlement of any redemption order if the Distributor determines, in its sole discretion, that such delay is necessary to protect the Fund from potential disruption or harm. In no way will any delay in settlement be beyond that allowed under Section 22(e) of the 1940 Act.

   (f) In compliance with this Section 1.10, the Company shall not undertake any activity that will cause it to violate any federal or state law, rule or regulation concerning the privacy of owners of the Contracts. This includes, but is not limited to, the provision of names or other identifying information.

1.11. The Company understands and agrees that: (a) the Distributor offers shares of other mutual funds or other classes of mutual funds with the same investment objective, strategy and portfolio management team as the Portfolios,
(b) the mutual fund and share class most appropriate for each Account depends, among other things, on the eligibility for investment and servicing requirements of each such Account, and (c) to the extent the appropriate eligibility requirements are satisfied, the parties hereto shall cooperate to effect a transfer of Account assets to the mutual fund best suited for such assets.

ARTICLE II. Representations and Warranties

2.1.The Company represents and warrants that:

   (a) the Contracts listed on Schedule 4 are or will be registered under the 1933 Act and that the Contracts listed on Schedules 5 and 6 are exempt from registration under the 1933 Act;

   (b) the Accounts listed on Schedules 2 and 7 are and will remain excluded from the definition of an investment company under the 1940 Act, and that it will immediately notify the Fund and the Distributor upon having a reasonable basis for believing that such Accounts have ceased to be so excluded or that they might become investment companies in the future;

   (c) each Account listed on Schedule 1 is and will remain registered as unit investment trust in accordance with the provisions of the 1940 Act for so long as required by the 1940 Act;

   (d) the Contracts are and will be issued and sold in compliance in all material respects with all applicable federal and state laws;

   (e) each Account meets the definition of a "separate account" under the 1940 Act;

   (f) it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account as a separate account under applicable law and that it has legally and validly established each Account, prior to any issuance or sale of any Contract funded by that Account, as a segregated asset account under the Insurance Laws of the Commonwealth of Virginia;

   (g) it will amend the registration statement under the 1933 Act for the Contracts listed on Schedule 4 and the registration statement under the 1940 Act for the Accounts listed on Schedule 1 from time to time as required in order to effect the continuous offering of the Contracts or as may otherwise be required by applicable law;

   (h) it will register and qualify the Contracts for sale in accordance with the securities laws of the various states only if and to the extent deemed necessary by the Company;

   (i) each Account is a segregated asset account and that interests in each Account are offered exclusively through the purchase of or transfer into a variable contract, within the meaning of such terms under Section 817 of the Code and the regulations thereunder. The Company will use every effort to continue to meet such definitional requirement and will notify the Fund immediately upon having a reasonable basis for believing such requirements have ceased to be met or that they might not be met in the future;

   (j) the Contracts are currently and at the time of issuance will be treated as life insurance or annuity contracts under applicable provisions of the Code, and that it will make every effort to maintain such treatment, and that it will notify the Fund and the Distributor immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future;

   (k) it will not purchase Shares with assets derived from tax-qualified retirement plans except, indirectly, through Contracts purchased in connection with such plans; and

   (l) it has or will adopt and implement policies and procedures reasonably designed to ensure that each purchase or redemption order for Shares that it submits pursuant to Section 1.3(a) herein is the net result of requests from Contract owners for Contract transactions received by it or its agents each Business Day before the time(s) that the Fund calculates its net asset value; which procedures shall include the establishment and maintenance of records sufficient to demonstrate such compliance.

2.2. The Fund represents and warrants that:

   (a) it will not knowingly sell Shares to any purchaser whose purchase of such Shares would result in a violation of the conditions imposed by the Mixed and Shared Fund Exemptive Order;

   (b) Shares of each Portfolio sold pursuant to this Agreement and listed on
   Schedule 3 will be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Fund is and will remain registered under the 1940 Act for as long as such Shares are outstanding. The Fund will amend the registration statement for its Shares of the Portfolios under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of Shares. The Fund will register and qualify the Shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund;

   (c) each Portfolio listed on Schedule 3 is currently qualified as a "regulated investment company" under Subchapter M of the Code, and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that a Portfolio has ceased to so qualify or that it might not so qualify in the future;

   (d) in performing the services described in this Agreement, the Fund will comply in all material respects with all applicable federal securities laws, rules and regulations. The Fund further represents and warrants that its investment objectives, policies and restrictions comply with all applicable state investment laws, rules and regulations. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies, objectives and restrictions) complies with the insurance laws and regulations of any state. The Fund agrees that upon request it will use its best efforts to furnish the information required by state insurance laws so that the Company can obtain the authority needed to issue the Contracts in the various states;

   (e) except in connection with Class 2 Shares, Class 3 Shares, and Class 4 Shares, it currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, although it reserves the right to make such payments in the future;

   (f) it is lawfully organized and validly existing under the laws of the Commonwealth of Virginia and that it does and will comply in all material respects with applicable provisions of the 1940 Act; and

   (g) all of its directors, trustees, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Portfolios are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Portfolios in an amount not less than the minimal coverage as required currently by Rule 17g-1 of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.3. The Adviser represents and warrants that it is and shall remain duly registered in all material respects under all applicable federal and state securities laws and shall perform its obligations for the Portfolios in compliance with applicable securities laws.

2.4. The Distributor represents and warrants that it is a member in good standing of the National Association of Securities Dealers, Inc. and is registered, and shall remain registered, as a broker-dealer with the SEC. The Distributor further represents that it will sell and distribute Shares in accordance in all material respects with all applicable federal and state securities laws, including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act.

2.5. Each party represents that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or board action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

ARTICLE III. Prospectuses and Proxy Statements: Voting

3.1. Except as otherwise stated herein, the Fund shall bear the costs of preparing, filing with the SEC, and setting for printing the Fund's prospectus, Statement of Additional Information ("SAI"), including any amendments or supplements thereto, periodic reports to shareholders, Fund proxy material and other shareholder communications (collectively, the "Fund Materials"), and the Fund will provide to the Company a camera-ready or other formatted copy of all Fund Materials.

It is understood and agreed that the Company is not responsible for the content of the Fund Materials, except to the extent that statements in the Fund Materials reflect information given to the Fund by the Company. It is also understood and agreed that, except with respect to information provided to the Company by the Fund, the Distributor or the Adviser, the Portfolios, the Fund, the Distributor and the Adviser shall not be responsible for the content of the prospectus, SAI or disclosure statement for the Contracts or non-affiliated funds.

3.2 The Company shall print in quantity and deliver to owners of Existing Contracts, the Fund Materials. The Company shall bear the cost of printing the Fund Materials for owners of Existing Contracts investing in Class 1 Shares and the cost of delivering Fund Materials to owners of Existing Contracts investing in Class 1 Shares. [Note: In connection with Class 1 Shares, the Company anticipates that some or all of its costs (and/or those of its affiliates) in printing and delivering Fund Materials, as identified in this section 3.2, will be reimbursed by revenues from the investor service plan adopted for Class 1 Shares and paid by the Fund to the Company pursuant to an investor services agreement.] The Fund shall bear the cost of printing the Fund Materials for owners of Existing Contracts investing in Class 2 Shares, Class 3 Shares, and Class 4 Shares and the cost of delivering Fund Materials to owners of Existing Contracts investing in Class 2 Shares Class 3 Shares, and Class 4 Shares.

3.3 The Company shall print in quantity and deliver to prospective owners of Contracts (and prospective participants in group Contracts), the Fund Materials and, if requested, the SAI for the Fund. The Company shall bear the cost of delivering the Fund Materials to prospective owners of Contracts (and prospective participants in group Contracts). [Note: In connection with Class 2 Shares, Class 3 Shares and Class 4 Shares, the Company anticipates that some or all of its costs (and/or those of its affiliates) in printing and delivering Fund Materials, as identified in this section 3.3, will be reimbursed by revenues from distribution plans adopted for such Classes of Shares and paid by the Distributor to the principal underwriter of the Contracts.]

3.4. The Company, at its expense, will distribute proxy material, reports and other communications to existing Contract owners and tabulate the votes. If and to the extent required by law, the Company will:

   (a) solicit voting instructions from Contract owners;

   (b) vote the Shares of each Portfolio held in the Accounts in accordance with instructions received from Contract owners; and

   (c) vote Shares of each Portfolio held in the Accounts for which no timely instructions have been received, as well as Shares it owns, in the same proportion as Shares of each such Portfolio for which instructions have been received from the Contract owners; in each case, for so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for owners of Contracts listed on Schedule 4. Except as set forth above, the Company reserves the right to vote Shares held in any account in its own right, to the extent permitted by law. The Company will be responsible for assuring that each Account calculates voting privileges in a manner consistent with all legal requirements, including the Mixed and Shared Funding Exemptive Order.

3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular, the Fund will act in accordance with the SEC's interpretation of the requirements of Section 16(a) of the 1940 Act with respect to periodic elections of trustees and with whatever rules the SEC may promulgate with respect thereto.

ARTICLE IV. Sales Material and Information

4.1. The Distributor will provide the Company on a timely basis with investment performance information for the Portfolios, including total return for the preceding calendar month and calendar quarter, the calendar year to date, and the prior one-year, five-year, and ten year (or life of the Portfolio) periods. The Company may, based on the SEC-mandated information supplied by the Distributor, prepare communications for Contract owners ("Contract Owner Materials"). The Company will provide the Distributor with copies of all Contract Owner Materials concurrently with their first use for the Distributor's internal recordkeeping purposes. It is understood that neither the Distributor, the Adviser, the Fund nor the Portfolios will be responsible for errors or omissions in, or the content of, Contract Owner Materials except to the extent that the error or omission resulted from information provided by or on behalf of the Distributor, the Adviser, the Fund or the Portfolio. Any printed information that is furnished to the Company pursuant to this Agreement other than the Portfolio's prospectus or SAI (or information supplemental thereto), periodic reports and proxy solicitation materials is the Distributor's sole responsibility and not the responsibility of the Portfolio or the Fund. The Company agrees that the Portfolio, the shareholders of the Portfolio and the officers and members of the Board will have no liability or responsibility to the Company in these respects.

4.2. The Company will not give any information or make any representations or statements on behalf of the Fund or concerning the Portfolios in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus or SAI for Shares, as such registration statement, prospectus and SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Portfolio, or in published reports for the Portfolio which are in the public domain or approved by the Fund, the Distributor or the Adviser for distribution, or in sales literature or other material provided by the Fund, the Distributor or the Adviser, except with permission of the Fund, the Distributor or the Adviser. The Fund, the Distributor and/or the Adviser, as applicable, agrees to respond to any request for approval on a prompt and timely basis. Nothing in this Section 4.2 will be construed as preventing the Company or its employees or agents from giving advice on investment in the Portfolios.

4.3. The Company will furnish, or will cause to be furnished, to the Fund or the Distributor or its designee, each piece of sales literature or other promotional material in which the Fund, the Portfolios or the Distributor is named, at least fifteen (15) business days prior to its use. No such material will be used if the Fund or the Distributor reasonably objects to such use within fifteen (15) business days after receipt of such material. Likewise, the Fund or the Distributor will furnish, or will cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company is named, at least fifteen (15) business days prior to its use. No such material will be used if the Company reasonably objects to such use within fifteen (15) business days after receipt of such material.

4.4. The Fund, the Distributor and the Adviser will not give any information or make any representations or statements on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement, prospectus or SAI for the Contracts, as such registration statement, prospectus and SAI may be amended or supplemented from time to time, or in published reports for each Account or the Contracts which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other material provided by the Company, except with permission of the Company. The Company agrees to respond to any request for approval on a prompt and timely basis.

4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Portfolios or their Shares, contemporaneously with the filing of such document with the SEC, the NASD or other regulatory authority.

4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that reference the Funds or the Portfolios and relate to the Contracts or each Account, contemporaneously with the filing of such document with the SEC, the NASD or other regulatory authority.

4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (e.g., on-line networks such as the Internet or other electronic messages), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisements sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees), registration statements, prospectuses, SAIs, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

4.8. The Fund and each Portfolio hereby consents to the Company's use of the name "GE Investments Funds, Inc." and the name of each Portfolio listed on
Schedule 3 in connection with the marketing of the Contracts, subject to the terms of Sections 4.1, 4.2 and 4.3 of this Agreement. Such consent will terminate with the termination of this Agreement.

ARTICLE V. Fees and Expenses

5.1. Except as otherwise provided herein, all expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its Shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund or the Distributor, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Portfolios' Shares; the preparation of all statements and notices required by any federal or state law; all taxes on the issuance or transfer of the Portfolios' Shares; and any expenses permitted to be paid or assumed by a Portfolio pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act.

ARTICLE VI. Diversification

6.1. The Fund will ensure that each Portfolio will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, as amended from time to time, relating to the Diversification Requirements for variable annuity or life insurance contracts and any amendments or other modifications to such Section or Regulation. In the event of a breach of this Article VI by the Portfolio, it will take all reasonable steps: (a) to notify the Company of such breach; and (b) to adequately diversify the Portfolio so as to achieve compliance within the grace period afforded by Treasury Regulation 1.817-5.

ARTICLE VII. Potential Conflicts

7.1. The Board will monitor the Portfolios for the existence of any material irreconcilable conflict among the interests of the Contract owners of all Accounts investing in the Portfolios and determine what action, if any, should be taken in response to such conflicts. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of the Portfolios are being managed; (e) a difference in voting instructions given by Participating Insurance Companies or by variable annuity and variable life insurance Contract owners; or (f) a decision by an insurer to disregard the voting instructions of Contract owners. The Board will promptly inform the Company if it determines that a material irreconcilable conflict exists and the implications thereof.

7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company agrees to assist the Board in carrying out its responsibilities, as delineated in the Mixed and Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever it has determined to disregard Contract owner voting instructions. The

Company's responsibilities hereunder will be carried out with a view only to the interest of Contract owners.

7.3. If it is determined by a majority of the Board, or a majority of its disinterested directors, that a material irreconcilable conflict exists, the Company will, at its expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, including: (a) withdrawing the assets allocable to some or all of the Accounts from the Portfolios and reinvesting such assets in a different investment medium, subject to the requirements of Section 26(c) of the 1940 Act, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., variable annuity Contract owners or variable life insurance Contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions, and the Company's judgment represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Portfolios and terminate this Agreement with respect to such Account; provided, however, that such withdrawal and termination will be limited to the extent required to remedy the foregoing material irreconcilable conflict as determined by a majority of the disinterested directors of the Board. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal and termination shall take place within six (6) months after written notice is given that this provision is being implemented. Unless doing so would exacerbate the conflict, until such withdrawal and termination is implemented, the Fund shall continue to accept and implement orders by the Company for the purchase and redemption of Shares.

7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state insurance regulators, then the Company will withdraw the affected Account's investment in the Portfolios and terminate this Agreement with respect to such subaccount; provided, however, that such withdrawal and termination will be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested directors of the Board. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal and termination shall take place within six (6) months after written notice is given that this provision is being implemented. Until such withdrawal and termination is implemented, the Fund shall continue to accept and implement orders by the Company for the purchase and redemption of Shares.

7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board will determine whether any proposed action adequately remedies any material irreconcilable conflict, but in no event will the Fund, the Distributor or the Adviser be required to establish a new funding medium for the Contracts. The Company will not be required by
Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially affected by the material irreconcilable conflict.

7.7. The Company will at least annually submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out the duties imposed upon it as delineated in the Mixed and Shared Funding Exemptive Order, and said reports, materials and data will be submitted more frequently if deemed appropriate by the Board.

7.8. The Fund, the Distributor and the Adviser will at least annually submit to the Company such reports, materials or data as the Company may reasonably request so that the Company may fully carry out the duties imposed upon it by state and federal regulators, and said reports, materials and data will be submitted more frequently if deemed appropriate by the Company.

7.9. If and to the extent that Rule 6e-2 and Rule 6e-3(T) under the 1940 Act are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then: (a) the Fund and/or the Participating Insurance Companies, as appropriate, will take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement will continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such rule(s) as so amended or adopted.

ARTICLE VIII. Indemnification

8.1. Indemnification By The Company

   (a) The Company agrees to indemnify and hold harmless the Fund, the Portfolios, the Distributor, the Adviser, and each person, if any, who controls or is associated with the Fund, the Portfolios, the Distributor or the Adviser within the meaning of such terms under the federal securities laws and any director, trustee, officer, partner, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of Shares or the Contracts and:

       (1) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus or SAI for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated or necessary to make such statements not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify will not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Fund, the Portfolio, the Distributor or the Adviser for use in the registration statement, prospectus or SAI for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Shares; or

       (2) arise out of or as a result of statements or representations by or on behalf of the Company (other than statements or representations contained in the Fund's registration statement, prospectus, SAI or sales literature or other promotional material of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the

       Company or persons under its control, with respect to the sale or distribution of the Contracts or Shares; or

       (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Fund's registration statement, prospectus, SAI or sales literature or other promotional material of the Fund (or amendment or supplement) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make such statements not misleading in light of the circumstances in which they were made, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company or persons under its control; or

       (4) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

       (5) arise out of any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach by the Company of this Agreement;

   except to the extent provided in Sections 8.l(b) and 8.4 hereof. This indemnification will be in addition to any liability that the Company otherwise may have.

   (b) No party will be entitled to indemnification under Section 8.l(a) to the extent such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party's duties under this Agreement, or by reason of such party's reckless disregard of its obligations or duties under this Agreement by the party seeking indemnification.

   (c) The Indemnified Parties promptly will notify the Company of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against them in connection with the issuance or sale of the Shares or the Contracts or the operation of the Fund.

8.2. Indemnification By the Distributor and the Adviser

   (a) The Distributor and the Adviser, in each case solely to the extent relating to such party's responsibilities hereunder, agree to indemnify and hold harmless the Company and each person, if any, who controls or is associated with the Company within the meaning of such terms under the federal securities laws and any director, trustee, officer, partner, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor or the Adviser, as applicable) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of Shares or the Contracts and:

       (1) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or SAI for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated or necessary to make such statements not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify will not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or the Adviser by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or Shares; or

       (2) arise out of or as a result of statements or representations (other than statements or representations contained in the Contracts, or Contract registration statements, prospectuses, SAIs or sales literature or other promotional materials for the Contracts not supplied by the Distributor, the Adviser, the Fund or persons under their control) or wrongful conduct of the Distributor or the Adviser or persons under the control of the Distributor or the Adviser, respectively, with respect to the sale of the Shares; or

       (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in Contract registration statements, prospectuses, SAIs or sales literature or other promotional material of the Contracts (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated or necessary to make such statement or statements not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Distributor or the Adviser or persons under the control of the Distributor or the Adviser; or

       (4) arise as a result of any failure by the Distributor or the Adviser to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the Diversification Requirements and procedures related thereto specified in Article VI of this Agreement); or

       (5) arise out of or result from any material breach of any representation and/or warranty made by the Distributor or the Adviser in this Agreement, or arise out of or result from any other material breach of this Agreement by the Distributor or the Adviser, including the failure of any Portfolio to comply with the diversification requirements set forth in Section 817(h) of the Code or to qualify as a "regulated investment company" under Subchapter M of the Code;

   except to the extent provided in Sections 8.2(b) and 8.4 hereof. This indemnification will be in addition to any liability that the Distributor or the Adviser otherwise may have.

   (b) No party will be entitled to indemnification under Section 8.2(a) to the extent such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party's duties under this Agreement, or by reason of such party's reckless disregard of its obligations or duties under this Agreement by the party seeking indemnification.

   (c) The Indemnified Parties will promptly notify the Distributor or the Adviser of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against them in connection with the issuance or sale of the Contracts or the operation of the account.

8.3. Indemnification By the the Fund and each Portfolio

   (a) The Fund and each Portfolio, in each case solely to the extent relating to such party's responsibilities hereunder, agree to indemnify and hold harmless the Company and each person, if any, who controls or is associated with the Company within the meaning of such terms under the federal securities laws and any director, trustee, officer, partner, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Fund or a Portfolio, as applicable) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of Shares or the Contracts and:

       (1) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or SAI for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated or necessary to make such statements not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify will not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Fund or a Portfolio by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or Shares; or

       (2) arise out of or as a result of statements or representations (other than statements or representations contained in the Contracts, or Contract registration statements, prospectuses, SAIs or sales literature or other promotional materials for the Contracts not supplied by the Distributor, the Adviser, the Fund or persons under their control) or wrongful conduct of the Fund or a Portfolio or persons under the control of the Fund or a Portfolio respectively, with respect to the sale of the Shares; or

       (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in Contract registration statements, prospectuses, SAIs or sales literature or other promotional material of the Contracts (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated or necessary to make such statement or statements not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Fund or a Portfolio or persons under the control of the Fund or a Portfolio; or

       (4) arise as a result of any failure by the Fund or a Portfolio to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the Diversification Requirements and procedures related thereto specified in
       Article VI of this Agreement);

   except to the extent provided in Sections 8.3(b) and 8.4 hereof. This indemnification will be in addition to any liability that the Fund or the Portfolio otherwise may have.

   (b) No party will be entitled to indemnification under Section 8.3(a) to the extent such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party's duties under this Agreement, or by reason of such party's reckless disregard of its obligations or duties under this Agreement by the party seeking indemnification.

   (c) The Indemnified Parties will promptly notify the Fund or a Portfolio of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against them in connection with the issuance or sale of the Contracts or the operation of the account.

8.4. Indemnification Procedure

   Any person obligated to provide indemnification under this Article VIII ("Indemnifying Party" for the purpose of this Section 8.4) will not be liable under the indemnification provisions of this Article VIII with respect to any claim made against a party entitled to indemnification under this Article VIII ("Indemnified Party" for the purpose of this Section 8.4) unless such Indemnified Party will have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim will have been served upon such Indemnified Party (or after such party will have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim will not relieve the Indemnifying Party from any liability, which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article
VIII. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also will be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party will bear the fees and expenses of any additional counsel retained by it, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless: (a) the Indemnifying Party and the Indemnified Party will have mutually agreed to the retention of such counsel; or (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party will not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. A successor by law of the parties to this Agreement will be entitled to the benefits of the indemnification contained in this
Article VIII. The indemnification provisions contained in this Article VIII will survive any termination of this Agreement.

ARTICLE IX. Applicable Law

9.1. This Agreement will be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Virginia.

9.2. This Agreement will be subject to the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order) and the terms hereof will be interpreted and construed in accordance therewith.

ARTICLE X. Termination

10.1.This Agreement will terminate:

   (a) at the option of any party, with or without cause, upon one-hundred-eighty (180) days' advance written notice to the other parties; or

   (b) at the option of the Company, upon receipt of the Company's written notice by the other parties, with respect to a Portfolio if Shares are not reasonably available to meet the requirements of the Contracts as determined in good faith by the Company; or

   (c) at the option of the Company, upon receipt of the Company's written notice by the other parties, with respect to a Portfolio in the event any of the Shares are not registered, issued or sold in accordance with applicable state and/or Federal law or such law precludes the use of such Shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

   (d) at the option of the Fund, upon receipt of the Fund's written notice by the other parties, upon institution of formal proceedings against the Company by the NASD, the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Account, or the purchase of Shares, provided that the Fund determines in its sole judgment, exercised in good faith, that any such proceeding would have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

   (e) at the option of the Company, upon receipt of the Company's written notice by the other parties, upon institution of formal proceedings against the Fund, the Distributor, the Adviser or a Portfolio by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, provided that the Company determines in its sole judgment, exercised in good faith, that any such proceeding would have a material adverse effect on the Fund's, the Distributor's, the Adviser's or a Portfolio's ability to perform its obligations under this Agreement; or

   (f) as to any Portfolio, at the option of the Company, upon receipt of the Company's written notice by the other parties, if the Portfolio ceases to qualify as a "regulated investment company" under Subchapter M of the Code, or under any successor or similar provision, or if the Company reasonably and in good faith believes that a Portfolio may fail to so qualify; or

   (g) as to any Portfolio, at the option of the Company, upon receipt of the Company's written notice by the other parties, if the Portfolio fails to meet the Diversification Requirements specified in Article VI hereof or if the Company reasonably and in good faith believes the Portfolio may fail to meet such requirements; or

   (h) at the option of any party to this Agreement, upon written notice to the other parties, upon another party's material breach of any provision of this Agreement, which material breach is not cured within thirty (30) days of said notice; or

   (i) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Fund, the Distributor, the Adviser or a Portfolio has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company; provided, however that no such termination shall be effective under this subsection (i) until the Fund, the Distributor, the Adviser or the Portfolio (as appropriate) has been afforded a reasonable opportunity to respond to a statement by the Company concerning the reason for notice of termination hereunder; or

   (j) at the option of the Fund, the Distributor or the Adviser, upon receipt of the Fund's, the Distributor's or the Adviser's written notice by the Company, if the Fund, the Distributor or the Adviser, respectively determines in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Fund, the Distributor or the Adviser; provided, however that no such termination shall be effective under this subsection (j) until the Company has been afforded a reasonable opportunity to respond to a statement by the Fund, the Distributor, the Adviser or the Portfolio (as appropriate) concerning the reason for notice of termination hereunder; or

   (k) at the option of the Company or the Fund upon a determination by a majority of the Board, or a majority of the disinterested Board members, that a material irreconcilable conflict exists between or among the interests of: (1) owners of Contracts issued by different insurance companies, (2) owners of different types of Contracts, or (3) the Participating Insurance Companies investing in the Portfolio as set forth in
   Article VII of this Agreement; or

   (l) at the option of the Fund in the event any of the Contracts are not issued or sold in accordance with applicable federal and/or state law, it being understood that such issuance or sale must qualify as a material breach of such laws for the Fund to exercise its termination option under this subsection. Termination will be effective immediately upon such occurrence without notice.

10.2. Notice Requirement

   Except as provided in 10.1 above, no termination of this Agreement will be effective unless and until the party terminating this Agreement gives prior written notice to all other parties of its intent to terminate, which notice will set forth the basis for the termination.

10.3. Effect of Termination

   Notwithstanding any termination of this Agreement, the Fund will, at the option of the Company, continue to make available additional Shares pursuant to the terms and conditions of this Agreement, for (i) all Contracts in effect on or before April 30, 2006 under which Class 1 Shares are available as an investment option; and (ii) all Contracts in effect on the effective date of termination of this Agreement under which Class 2, Class 3 or Class 4 Shares are available as investment options that have Contract value invested in Shares of a Portfolio (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts will be permitted to reallocate investments in a Portfolio (as in effect on such date), redeem investments in a Portfolio and/or invest in Portfolio upon the making of additional purchase payments under the Existing Contracts.

10.4. Surviving Provisions

   Notwithstanding any termination of this Agreement, each party's obligations under Article VIII to indemnify other parties will survive and not be affected by any termination of this Agreement. In addition, each party's obligations under Section 12.6 will survive and not be affected by any termination of this Agreement. Finally, with respect to Existing Contracts, all provisions of this Agreement also will survive and not be affected by any termination of this Agreement.

ARTICLE XI. Notices

11.1. Any notice will be deemed duly given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other parties.

   If to the Company:

   Genworth Life Insurance of New York
   6620 West Broad Street, Building 2
   Richmond, Virginia 23230
   Attn: Associate General Counsel - Securities

   If to the Fund, the Distributor, the Adviser and/or the Portfolio:

   c/o GE Investment Distributors, Inc.
   3001 Summer Street
   Stamford, Connecticut 06905
   Attn: General Counsel

ARTICLE XII. Miscellaneous

12.1 The Fund, the Distributor and the Adviser acknowledge that the identities of the customers of the Company or any of its affiliates (collectively the "Company Protected Parties" for purposes of this Section 12.1), information maintained regarding those customers, and all computer programs and procedures or other information developed or used by the Company Protected Parties or any of their employees or agents in connection with the Company's performance of its duties under this Agreement are the valuable property of the Company Protected Parties. The Fund, the Distributor and the Adviser agree that if they come into possession of any list or compilation of the identities of or other information about the Company Protected Parties' customers, or any other information or property of the Company Protected Parties, other than such information as is publicly available or as may be independently developed or compiled by the Fund, the Distributor and the Adviser from information supplied to them by the Company Protected Parties' customers who also maintain accounts directly with the Fund or the Distributor, the Fund, the Distributor and the Adviser will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with the Company's prior written consent; or (b)as required by law or judicial process. The Company acknowledges that the identities of the customers of the Fund, the Distributor or any of their affiliates (collectively the "Distributor Protected Parties" for purposes of this Section 12.1), information maintained regarding those customers, and all computer programs and procedures or other information developed or used by the Distributor Protected Parties or any of their employees or agents in connection with the Fund's, the Distributor's or the Adviser's performance of their respective duties under this Agreement are the valuable property of the Distributor Protected Parties. The Company agrees that if it comes into possession of any list or compilation of the identities of or other information about the Distributor Protected Parties' customers, or any other information or property of the Distributor Protected Parties, other than such information as is publicly available or as may be independently developed or compiled by the Company from information supplied to them by the Distributor Protected Parties' customers who also maintain accounts directly with the Company, the Company will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except:
(a) with the Fund's, the Distributor's or the Adviser's prior written consent; or (b) as required by law or judicial process. Each party acknowledges that any breach of the agreements in this Section 12.1 would result in immediate and irreparable harm to the other parties for which there would be no adequate remedy at law and agree that in the event of such a breach, the other parties will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate.

12.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.

12.4. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement will not be affected thereby.

12.5. This Agreement will not be assigned by any party hereto without the prior written consent of all the parties.

12.6. Each party to this Agreement will maintain all records required by law, including records detailing the services it provides. Such records will be preserved, maintained and made available to the extent required by law and in accordance with the 1940 Act and the rules thereunder. Each party to this Agreement will cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and will permit each other and such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Upon request by the Fund and at the Fund's expense, the Company agrees to promptly make copies or, if required, originals of all records pertaining to the performance of services under this Agreement available to the Fund. The Fund agrees that the Company will have the right to inspect, audit and copy all records pertaining to the performance of services under this Agreement pursuant to the requirements of any state insurance department. Each party also agrees to promptly notify the other parties if it experiences any difficulty in maintaining the records in an accurate and complete manner. This provision will survive termination of this Agreement.

12.7. The parties to this Agreement may amend the schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Accounts or the Portfolios or other applicable terms of this Agreement.

12.8. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights.

12.9. Notwithstanding anything else in this Agreement to the contrary, absent a negligent act of commission or omission, each party hereunder shall have no liability to the other parties for any losses, damages, injuries, claims, cost or expenses arising as a result of war, insurrection, terrorist activities, strikes or labor difficulties or any other similar or dissimilar acts of God beyond the reasonable control of such party.

12.10. The parties acknowledge that the consideration received by the Company in exchange for the performance of its obligations hereunder is the right to purchase and redeem Fund Shares as provided herein, and the Fund shall not pay any remuneration to the Company hereunder.

                         Signatures on Following Page

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

                                           GENWORTH LIFE INSURANCE OF NEW YORK

                                           By:
                                                  -----------------------------
                                           Name:
                                           Title:

                                           GE INVESTMENTS FUNDS, INC.

                                           By:
                                                  -----------------------------
                                           Name:
                                           Title:

                                           GE INVESTMENT DISTRIBUTORS, INC.

                                           By:
                                                  -----------------------------
                                           Name:
                                           Title:

                                           GE ASSET MANAGEMENT INCORPORATED

                                           By:
                                                  -----------------------------
                                           Name:
                                           Title:

                                  Schedule 1

                              Registered Accounts

                                              Date of Resolution of Company's Board
Name of Account:                              that Established the Account:
----------------                              -----------------------------
Genworth Life & Annuity VL Separate Account 1 August 21, 1986

Genworth Life & Annuity VA Separate Account 1 August 19, 1987

                                  Schedule 2

                             Unregistered Accounts

                                                Date of Resolution of Company's Board
Name of Account:                                that Established the Account:
----------------                                -----------------------------
Genworth Life of New York VA Separate Account 1 April 1, 1996

Genworth Life of New York VL Separate Account 1 March 20, 2000

                                  Schedule 3

                             Name(s) of Portfolio

GE Investments Funds, Inc.:

Total Return Fund

                                  Schedule 4

                             Registered Contracts

              Commonwealth II                          333-111440
              Commonwealth 3                           033-09651
              Commonwealth Variable Universal Life     333-32071
              RetireReady(SM) Protection Plus          333-40820
              Commonwealth 4                           333-41031
              RetireReady(SM) Accumulator              333-72572
              Estate Optimizer                         333-82311
              Commonwealth VL Flex                     333-111208
              RetireReady(SM) Legacy                   333-111213
              Commonwealth Variable Annuity            033-17428
              Commonwealth Variable Annuity - Mitchell 033-76336
              Commonwealth Variable Annuity Plus       033-76334
              Commonwealth Extra                       333-62695
              RetireReady(SM) Extra                    333-62695
              Commonwealth Freedom                     333-63531
              RetireReady(SM) Freedom                  333-63531
              Savvy Investor                           333-96513
              RetireReady(SM) Choice                   333-31172
              Foundation                               333-31172
              RetireReady(SM) Selections               333-47732
              RetireReady(SM) Retirement Answer        333-67904

                                  Schedule 5

                               Exempt Contracts

Commonwealth 401(k)

ClearCourse Group Variable Annuity

                                  Schedule 6

                      Contracts with Accredited Investors

None

                                  Schedule 7

          Accounts Excluded from the Definition of Investment Company

                                       Date of Resolution of Company's Board
   Name of Account:                    that Established the Account:
   ----------------                    -----------------------------
   None

                                   Exhibit A
                      Company's Disruptive Trading Policy

"The Separate Account does not accommodate frequent transfers of Contract Value among Subaccounts. When owners or someone on their behalf submit requests to transfer all or a portion of their assets between Subaccounts, the requests result in the purchase and redemption of shares of the Portfolios in which the Subaccounts invest. Frequent Subaccount transfers, therefore, cause corresponding frequent purchases and redemptions of shares of the Portfolios.

Frequent purchases and redemptions of shares of the Portfolios can dilute the value of a Portfolio's shares, disrupt the management of the Portfolio's investment portfolio, and increase brokerage and administrative costs. Accordingly, when an owner or someone on their behalf engages in frequent Subaccount transfers, other owners and persons with rights under the contracts (such as the beneficiaries) may be harmed.

The Separate Account discourages frequent transfers, purchases and redemptions. To discourage frequent Subaccount transfers, we adopted the policy described in the "Transfers Among the Subaccount" section. This policy requires owners who request more than 12 Subaccount transfers in a calendar year to submit such requests in writing by U.S. Mail or by overnight delivery service (the "U.S. Mail requirement"). The U.S. Mail requirement creates a delay of at least one day between the time transfer decisions are made and the time such transfers are processed. This delay is intended to discourage frequent Subaccount transfers by limiting the effectiveness of abusive "market timing" strategies (in particular, "time-zone" arbitrage) that rely on "same-day" processing of transfer requests.

In addition, we will not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Accumulation Unit Values. Whether these restrictions apply is determined by the affected Portfolio(s), and although we apply the restrictions uniformly when we receive information from the Portfolio(s), we cannot guarantee that the Portfolio(s) will apply their policies and procedures in a uniform basis.

There can be no assurance that the U.S. Mail requirement will be effective in limiting frequent Subaccount transfers or that we can prevent all frequent Subaccount transfer activity that may adversely affect owners, other persons with material rights under the Policies, or Portfolio shareholders generally. For instance, imposing the U.S. Mail requirement after 12 Subaccount transfers may not be restrictive enough to deter an owner seeking to engage in abusing market timing strategies.

We may revise our frequent Subaccount transfer policy and related procedures, at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter frequent transfer activity that may adversely affect owners, other persons with material rights under the contracts, or Portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on owners engaging in frequent Subaccount transfers. For example, we may invoke our right to refuse transfers if the transfer involves the same Subaccount within a 30 day period and/or we may change our procedures to monitor for a different number of transfers within a specified time period or to impose a minimum time period between each transfer.

There are inherent risks that changing our policies and procedures in the future may not be effective in limiting frequent Subaccount transfers. We will not implement any policy and procedure at the contract level that discriminates among owners, however, we may be compelled to adopt policies and procedures adopted by the Portfolios on behalf of the Portfolios and we will do so unless we cannot service such policies and procedures or we believe such policies and procedures contradict state or federal regulations or such policies and procedures contradict with the terms of your Policy.

As stated in the previous paragraph, each of the Portfolios in which the Subaccounts invest may have its own policies and procedures with respect to frequent purchases and redemption of Portfolio shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage frequent Subaccount transfers. Owners should be aware that we may not, have the contractual obligation nor the operational capability to monitor owners' Subaccount transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, owners and other persons who have material rights under the contracts should assume that the sole protection they may have against potential harm from frequent Subaccount transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent Subaccount transfers.

Owners and other persons with material rights under the contracts also should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. These omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Portfolios. In addition, if a Portfolio believes an omnibus order we submit may reflect one or more Subaccount transfer requests from owners engaged in frequent transfer activity, the Portfolio may reject a portion of or the entire omnibus order. If a Portfolio rejects part of an omnibus order it believes is attributable to transfers that exceed its market timing policies and procedures, it will return the amount to us and we will credit the amount to the owner as of the Valuation Day of our receipt of the amount. You may realize a loss if the unit value on the Valuation Day we credit the amount back to your account has increased since the original date of your transfer.

We apply our policies and procedures without exception, waiver, or special arrangement."